Semi-Annual Report                                    [LOGO OF NEUBERGER BERMAN]
April 30, 2002                                                  NEUBERGER BERMAN



                                Neuberger Berman

                                Income Funds




                                                      Cash Reserves

INVESTOR CLASS SHARES                                 Government Money Fund

TRUST CLASS SHARES                                    High Yield Bond Fund


                                                      Limited Maturity Bond Fund

                                                      Municipal Money Fund

                                                      Municipal Securities Trust
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CONTENTS
--------

          THE FUNDS

          CHAIRMAN'S LETTER                                          2

          PORTFOLIO COMMENTARY/
            PERFORMANCE HIGHLIGHTS
          Limited Maturity Bond Fund                                 4
          High Yield Bond Fund                                       6
          Municipal Money Fund                                       8
          Municipal Securities Trust                                10
          Cash Reserves                                             12
          Government Money Fund                                     14

          SCHEDULE OF INVESTMENTS

          Cash Reserves                                             18
          Government Money Fund                                     20
          High Yield Bond Fund                                      21
          Limited Maturity Bond Fund                                26
          Municipal Money Fund                                      30
          Municipal Securities Trust                                39

          FINANCIAL STATEMENTS                                      43

          FINANCIAL HIGHLIGHTS (ALL CLASSES)
            PER SHARE DATA
          Cash Reserves                                             58
          Government Money Fund                                     59
          High Yield Bond Fund                                      60
          Limited Maturity Bond Fund                                61
          Municipal Money Fund                                      62
          Municipal Securities Trust                                63
          DIRECTORY                                                 65
          TRUSTEES AND OFFICERS                                     66

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc.(C)2002 Neuberger Berman Management Inc. All rights reserved.

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CHAIRMAN'S LETTER
-----------------

                                                        [PHOTO OF PETER SUNDMAN]


DEAR FELLOW SHAREHOLDER,

The past six months have been a generally good time for bond investors, despite a challenging economic environment and the lowest short-term interest rates in four decades. During this period, Neuberger Berman's Income Fund investors enjoyed positive returns and capital preservation, and our funds generally performed better than their respective benchmarks.

The buying opportunities in fixed income that we first noted more than a year ago continued to benefit shareholders in the U.S. investment-grade bond markets. As equities markets have generated low or even negative returns, many investors continued to seek the relative safety of bonds, which bolstered the relative value of our bond holdings. The Fed's program to spur the slowing national economy continued through December, taking overnight interest rates to 1.75% on December 11, where they have remained since. When interest rates drop, of course, bond prices rise, which further increased the value of our bond portfolios. However, we began to position our portfolios defensively during the period, in anticipation of both potential inflationary forces and an eventual reversal of Federal Reserve actions in the coming months.

The Taxable Yield curves steepened slightly during the period. By the end of April, market rates at the short end of the yield curve had dropped to little more than 1.75%, considerably lower than the 5.09% yield in the 10-year part of the spectrum. Investors in 30-year bonds, however, got little added benefit -- a mere 50 basis points more -- for taking substantial additional risk.

While Treasury yields may be thin, yields on mortgage-backed, selected corporate bonds and asset-based securities were enough to keep our returns satisfactory in most categories. We continued to find attractive yield spreads in corporate bonds, particularly among higher-quality issues. Neuberger Berman has always taken pains to scour all issuers' credit worthiness, a process that continued to prove rewarding during this period of economic weakness.

We found good performance in the U.S. agency markets. Seeing the bond market

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                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)

range-bound and the prospect of falling mortgage prepayment rates, we increased our holdings of mortgage-backed securities during the period. We believe the long-term fundamentals of this sector remain sound, and the shift from a fast prepayment environment to a slower one represents one of the better opportunities to add inexpensive mortgage-backed securities to our portfolios.

The supply of Treasury bonds continued to decline, although the government began heavy issuance of short-term three-month, six-month and four-week Treasury bills to fund the shift from a budget surplus to a deficit. We remained net sellers of long-term Treasury securities, given the attractive values to be found elsewhere in the bond market.

We continue to believe that over time, the demise of the 30-year Treasury bond announced at the end of the last fiscal year will play to Neuberger Berman's strengths in cash management and the intermediate-maturity range of the yield curve. While long-term interest rates rose slightly to 5.59%, two- to five-year securities remained relatively more attractive for the period. We expect that advantage to hold.

The high-yield market was volatile, but experienced periods of strength. In March, spreads to Treasuries fell to 622 points compared to 734 points at the end of December. Some $9.99 billion in new investments flowed into high-yield mutual funds from November through March, according to Merrill Lynch. As telecommunications securities fell sharply, our avoidance of this sector paid off. Our conservative outlook had also prompted an accurate forecast of a less-than-healthy economy and a correspondingly greater allocation to higher-quality credits. We invested in the bonds of good performers like energy firms, homebuilders and health care companies, while avoiding riskier issues from most telecommunications and consumer products firms.

Looking ahead to a market environment with short-term rates in the 1.75% to 3% range, fixed-income management will remain challenging. However, we believe this market plays to Neuberger Berman's strengths: Our fixed-income money managers are experienced at finding compelling and significant values in all types of market conditions. In the current climate, we believe that an experienced fixed-income team can best take advantage of the opportunities that exist, seeking both returns and safety for your investments.

Sincerely,

                               /s/ Peter Sundman

                                  PETER SUNDMAN

                              CHAIRMAN OF THE BOARD

                          NEUBERGER BERMAN INCOME FUNDS

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LIMITED MATURITY BOND FUND PORTFOLIO COMMENTARY
-----------------------------------------------

The fixed-income markets continue to be a rewarding place to invest. In the last six months, the Limited Maturity Bond Fund delivered positive returns and capital preservation. The Fund's Investor Class outperformed the Lipper Short Investment Grade Debt Fund Index by 15 basis points in the period, and the Fund's Trust Class outperformed the same index by 10 basis points.

After eleven rate cuts by the Federal Reserve in 2001, capital gain opportunities may have come to an end, but opportunities for relatively attractive returns remain in securities that offer a yield advantage versus U.S. Treasuries.

Preserving principal is always a primary concern of ours. With interest rates reaching more than 40-year lows in December, we became increasingly defensive during the period, reducing duration in anticipation of an economic recovery, rising interest rates and rising inflation. We shortened the portfolio's duration from 2.1 years at the end of October to 1.7 years at the end of April. The portfolio benefited from this conservative strategy as interest rates on 2-year U.S. Treasuries rose 0.8% over the period.

The portfolio's sector allocations continue to favor non-Treasury issues. We eliminated most of the Fund's positions in conventional Treasuries and Treasury Inflation Protected Securities. In an effort to preserve principal while maintaining an attractive yield profile, we allocated about 11% of the portfolio to floating rate notes. These securities normally perform well in a rising interest rate environment since their coupons reset at higher rates as yields rise, thus preserving principal.

Short maturity fixed rate securities account for approximately 42% of the portfolio. Despite continued fallout from the Enron bankruptcy and investor concerns about accounting practices, transparency in financial reporting and management credibility, many sectors of the corporate market have performed well. Sectors such as consumer staples, financials, defense companies, rails, and oil producers showed strength during the period.

We continue to believe that the best defense in the corporate sector is diversification. With more than 75 distinct corporate issuers, we maintained higher than normal diversification. We believe the corporate sector will perform well in the months ahead as the economy improves and companies strengthen their balance sheets through higher profitability and cash flow. Our value-based strategy will continue to focus on issuers from whom we expect stable or improving fundamentals.

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PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN
LIMITED MATURITY BOND FUND (2), (6)         INCEPTION DATE       SIX MONTH                     AVERAGE ANNUAL TOTAL RETURNS
                                                                PERIOD ENDED       1 YEAR(1)       5 YEARS         10 YEARS
                                                               4/30/2002(1)
INVESTOR CLASS                              06/09/1986             0.48%           5.86%            5.54%            5.55%
TRUST CLASS                                 08/30/1993             0.43%           5.77%            5.43%            5.49%


The 30-day SEC yield of the Investor Class Shares for the period ending 4/30/02 was 4.11% annualized, and the Trust Class Shares was 4.01%, annualized.

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                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)

With interest rates fluctuating in a fairly narrow range and the prospect of falling mortgage prepayment rates, we increased our mortgage-backed securities position to approximately 17% of the fund. The MBA Refinance Index, which often provides insight into future prepayments, has declined steadily. With prepayment risk apparently mitigated, we added Fannie Mae 15-year 6.5% mortgages. We believe the long-term fundamentals of this sector remain sound.

The U.S. agency markets continued to be very strong during this period as buyers flocked into these high-quality issues. As generous spreads of U.S. agency securities over those of comparable Treasuries tightened considerably, however, we used the opportunity to decrease our U.S. agency allocation to 9.6%.

With interest rates continuing at levels last seen 40 years ago during the Kennedy era, we continue to think defensively. We have pared back the portfolio duration. We continue to favor corporate, mortgage-backed and asset-backed securities. We believe the monetary and economic stimulus that has poured into the economy should begin to bear fruit, although this may not occur until the second half of 2002. We must be mindful that if inflation appears to be a risk, the Federal Reserve is likely to shift policy.

In whatever way the market develops throughout 2002, we expect the Fund to continue to benefit from our conservative management discipline. We also believe that limited maturity bonds continue to provide an excellent offset to both equity volatility and general market uncertainty.

Sincerely,


                                /s/ Ted Giuliano

                            /s/ Catherine Waterworth

                      TED GIULIANO AND CATHERINE WATERWORTH

                              PORTFOLIO CO-MANAGERS

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HIGH YIELD BOND FUND PORTFOLIO COMMENTARY
-----------------------------------------

The Neuberger Berman High Yield Bond Fund performed exceedingly well in the six-month period ending April 30, 2002. Despite short-term interest rates at more than 40-year lows and economic conditions that challenged the equity markets, investors in this Fund enjoyed positive returns and capital preservation.

The high-yield market continued to experience periods of strength amid continuing volatility during the period. The market was particularly solid in March, when spreads to Treasuries of comparable maturity fell to 622 basis points compared to 734 basis points at the end of December. During this time of economic weakness, we chose to remain especially conservative, sacrificing some yield in the interest of preserving principal. Your portfolio nevertheless returned 92 basis points more than the Lipper High Yield Bond Index during the period.

The Fund's relatively strong performance in this period resulted from our fundamental orientation toward higher-quality credits. As the economy deteriorated, weaker credits bore the brunt of price declines in the high-yield market. The Fund avoided most losses in sectors that performed poorly, and participated in those that performed well.

The Fund purchased some securities of investment grade companies whose bonds traded at high yields, while selling those that became too volatile for our comfort. Among companies whose credits we purchased were Capital One, food manufacturers like Dean Foods and Land O'Lakes, trucking manufacturer Navistar, copper giant Phelps Dodge and Overseas Shipholding.

We moved cautiously into the broadcast sector, given indications that the Federal Communications Commission may ease ownership guidelines. We were happy to note that some high-multiple acquisitions confirmed the value we had expected in this sector.

The same selection process that protected the portfolio on the downside also helped us identify those securities we thought likely to benefit from market conditions. We continued to invest in homebuilders and the energy sector, gaming and healthcare companies, most of which performed well -- while minimizing exposure to weaker credits in those areas.

The Fund opened the period with a diversified set of 124 securities, which we expanded to 161 securities by the end of the reporting period. This increase in the portfolio's holdings increased our diversification in this time of uncertainty, further lessening the impact of weakness and volatility in certain sectors of the market.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN HIGH YIELD BOND FUND(2)    INCEPTION DATE            SIX MONTH          AVERAGE ANNUAL TOTAL RETURNS(1)
                                                                   PERIOD ENDED              1 YEAR(1)      LIFE OF FUND
                                                                   4/30/2002(1)
INVESTOR CLASS                                03/02/1998               5.33%                  6.19%             0.09%

The 30-day SEC yield of the Investor Class Shares for the period ending 4/30/02 was 7.47%, annualized.

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                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)

Inflows into high-yield mutual funds continued to support the entire market. According to Merrill Lynch, during the first five months of the period, high-yield mutual funds attracted approximately $9.99 billion.

Volatility has been high, especially among lower-rated credits, but we believe that this trend may begin to abate. Moody's Investors Service reported that the speculative-grade default rate dropped from 10.7% in January to 10.5% in February and fell to roughly flat levels of 10.31% in March and 10.35% in April. While default rates remain high relative to most periods since 1991, we consider the modest decline an encouraging sign that the default rate is beginning to reverse. Our opinion is supported by a recent Federal Reserve Board survey of senior loan officers, which showed some bias to easing credit restrictions.

It bears repeating, especially during periods of equity market weakness, that high-yield bonds may perform better than stocks even when the issuing companies are not growing, provided that they generate enough cash flow to support interest and principal bond payments -- one reason we carefully monitor corporate cash flow.

Looking forward, we continue to believe that the yields in this sector should reward patient investors and that higher-grade credits within the sector appear most promising. We remain optimistic about the market's prospects.

Sincerely,


                                /s/ Ted Giuliano

                              /s/ Robert Franklin

                            /s/ Catherine Waterworth

             TED GIULIANO, ROBERT FRANKLIN, AND CATHERINE WATERWORTH

                              PORTFOLIO CO-MANAGERS

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MUNICIPAL MONEY FUND PORTFOLIO COMMENTARY
-----------------------------------------

The Municipal Money Fund performed exceedingly well during the six months ending April 30, 2002, despite mixed signals on the strength of the U.S. economy. During this time frame, as well as the previous fiscal year, the equity markets continued to be challenged, but investors in this Fund enjoyed positive returns and capital preservation. Our absolute returns were in line with the lower level of current market rates, but remained strong.

During this period of national crisis, Neuberger Berman Municipal Money Fund has provided excellent credit quality, safety of principal and tax-protected yields. The Fund returned 0.47% during the period -- in line with the Money Fund Report Tax-Free National Retail Average, which was 0.50%. On April 30, 2002, the Fund's current yield was 1.13%, equivalent to a taxable equivalent of 1.84% for those in the highest tax bracket (38.6%).

The municipal market offered investors little return for reaching out along the yield curve. We remained cautious as the dramatic events of September 2001 continued to ripple through the U.S. economy and markets. We witnessed a dramatic swing of the Federal budget from an expected surplus to a deficit, while at the state and local levels, many governments were by the end of April also facing deficits. These effects will continue to trickle into municipal budgets.

In anticipation of rising interest rates and their potentially harmful effects, the portfolio remained at the short end of the duration spectrum for the period. The portfolio opened the period with a weighted average maturity of 30.3 days and closed with 34.8 days. This was in keeping with the Fund's conservative rate stance.

The portfolio decreased its allocation of variable rate demand notes to 65.6% on April 30, 2002, down from 75.5% at the end of the preceding fiscal year.

During the period our extremely cautious posture regarding credit quality served the portfolio well. We invest primarily in issues backed by insurance or letters of credit and we continue to aggressively monitor credit quality.

Given the altered Federal Reserve stance, we were not enticed to consider purchasing one-year securities during this period. The municipal yield curve remained extremely flat, providing little incentive to reach out even to the three- to five-month maturities. While we believe that the sharp declines in short-term interest rates have brought them to their lows, we remain cautious about adding one-year paper at these levels.

Looking forward, we also do not believe that the market offers sufficient yield compensation yet to

-----------------------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN
MUNICIPAL MONEY FUND(5),(7),(8)      INCEPTION DATE      CURRENT YIELD(4)      EFFECTIVE YIELD(4)        FOR THE 7 DAYS
                                                                                                          ENDED 4/30/02
                                                                                                         TAX-EQUIVALENT
                                                                                                     EFFECTIVE YIELD(4)
INVESTOR CLASS                          12/10/1984            1.13%                  1.14%                  1.86%

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                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)

justify taking additional credit risk. However, if the economy stabilizes, we will focus increasingly on adding bonds that stand to benefit from such a scenario.

During this period of continuing economic and equity market uncertainty, the Municipal Money Fund has provided an excellent source of principal preservation, liquidity and tax-protected yields. We remain optimistic about the market's prospects and continue to believe that our conservative management and attention to pristine credit quality will serve investors well.

Sincerely,


/s/ Ted Giuliano

/s/ Thomas Brophy

/s/ Kelly Landron

                        TED GIULIANO, THOMAS BROPHY, AND

                                  KELLY LANDRON

                              PORTFOLIO CO-MANAGERS

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MUNICIPAL SECURITIES TRUST PORTFOLIO COMMENTARY
-----------------------------------------------

The Municipal Securities Trust performed extremely well during the six-month period ended April 30, 2002, despite mixed signals on the strength of the U.S. economy. Our absolute returns were in line with the lower level of current market rates, but remained in positive territory. In the period, your Fund outperformed the Lipper Intermediate Municipal Debt Fund Index.

The weakening economy and unstable equity markets continued to cause a flight to quality, but the municipal market offered fair returns. In March, the market suffered its worst monthly loss in eight years. The declines came after Federal Reserve officials noted that the U.S. economic recession had about run its course. Meanwhile, municipal bond issuance remained heavy, with governments floating $20 billion monthly in new securities late in the period. As expectations increased that the Federal Reserve had ceased its easing cycle, the municipal yield curve continued to flatten, with little payoff for investors to reach out along the yield curve.

We remained cautious as the tragic events of September 2001 continued to ripple through the U.S. economy and markets. We witnessed a dramatic swing of the Federal budget from an expected surplus to a deficit, while at the state and local levels, many governments by April were also facing deficits. These effects will continue to trickle into municipal budgets. Credit quality was strained. We therefore sharpened our ever-vigilant focus on only the highest credits available, even if that meant sacrificing incremental yield.

During this period, municipalities continued to take advantage of falling interest rates to refinance existing debt to lock in lower funding costs. In doing so, they prepared for expected revenue declines. The market created supply and demand imbalances, and we used this dislocation to selectively add high quality credits at attractive levels.

In the face of continuing market weakness, we positioned the portfolio with the highest credit bonds. New York State and City have suffered the most dramatic impact from recent events, and we eliminated our exposure to New York credits in April. Given these circumstances, there were better relative values elsewhere in the market. In April, for example, we purchased Orange County, California transportation credits to take advantage of dramatic widening of spreads there. While several sectors lost principal during the period, your portfolio avoided the worst of these market impacts.

We entered the period with a shorter than average 6.1 year average duration as the weakening economy and deteriorating equity markets sent investors on a flight to quality that fueled demand for

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN
MUNICIPAL SECURITIES TRUST(2),(8)       INCEPTION DATE         SIX MONTH                  AVERAGE ANNUAL TOTAL RETURNS(1)
                                                              PERIOD ENDED        1 YEAR(1)        5 YEARS       10 YEARS
                                                              4/30/2002(1)
INVESTOR CLASS                            07/09/1987             0.88%              6.51%           5.71%          5.59%

The 30-day SEC yield of the Municipal Securities Trust for the period ended 4/30/02 was 3.30%, annualized, and the tax-equivalent yield was 5.37% for an investor in the highest federal income tax bracket (38.6%).

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)

shorter-duration issues. During the period, we reduced duration further, to 5.7 years. Individual investors, seeing their wealth decline, continued to shun long-term bonds, which offered little added benefit. The Fund's conservative positioning benefited from this trend.

In the near term, we believe that our strict bottom-up credit evaluation process will continue to serve very well. In addition to issues and municipalities that may continue to be affected by economic turmoil, we remain mindful of the pockets of weakness throughout the municipal market.

We maintain cautious expectations, given the absolute low levels to which interest rates declined and continuing concerns regarding long-term tax rates and tax reform. All of these concerns reinforce the importance of continuing to approach the market with conservative credit analysis and issue selection. We continue to see value in sectors that we think could benefit in the coming months from an improving domestic economy and the Federal Reserve easing.

Our cautiously optimistic view was reflected in the portfolio composition on April 30, 2002. The portfolio was composed of 44.3% revenue bonds (down from 47.7% at the end of the last fiscal year), 45.5% general obligation bonds (roughly equal to the 45.7% weighting in October) and 3.3% of pre-refunded or escrowed bonds. In addition, we increased our cash holdings from 3.2% of the portfolio at the end of October to 6.9% on April 30 and will use these resources to purchase securities as opportunities unfold.

Looking forward, the market is beginning to anticipate the end of the easing cycle. While we have taken advantage of isolated yield opportunities, we do not believe that there is sufficient yield compensation market-wide to justify taking additional credit risk in the entire portfolio. However, if the economy stabilizes, we will focus increasingly on adding bonds that we think will benefit from such a scenario.

During this period of economic and equity market uncertainty, municipal bonds have provided a safe and solid cornerstone to many well-diversified portfolios. We believe that they will continue to do so, and that our conservative approach to providing tax-protected income, safety and principal preservation ought to provide substantial benefits to investors in the near and long term. We remain optimistic about the market's prospects.

Sincerely,


/s/ Ted Giuliano

/s/ Thomas Brophy

/s/ Kelly Landron

                         TED GIULIANO, THOMAS BROPHY AND

                                  KELLY LANDRON

                              PORTFOLIO CO-MANAGERS

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CASH RESERVES PORTFOLIO COMMENTARY
----------------------------------

The Cash Reserves Fund performed well during the six months ending April 30, 2002. At a time when equity markets continued to be weak, our investors enjoyed positive returns and capital preservation. The Fund returned 0.85% during that period, 16 basis points ahead of the Money Fund Report Taxable First Tier Retail Average, and closed the period with a 1.66% current yield and a 1.67% effective yield.

After experiencing radical shifts in the prior fiscal year, the marketplace settled into a range-bound trough defined by low interest rates. The Federal Reserve Board made two cuts in short-term rates -- bringing its total rate cuts to 11 for 2001 -- but the Fed then shifted its policy stance from one of easing to neutral. While its timing is uncertain, the next Federal Reserve action is likely to be a tightening.

In addition to the three- and six-month Treasury bills, the U.S. government last year introduced the four-week Treasury bills. The bills are now issued in lieu of one-year Treasury bills. The market continued to see new supply of short-term government debt. As of April 30, the auction of four-week bills had risen to $16 billion.

Meanwhile, the supply of corporate commercial paper declined, due to downgrades and longer-term issuance, as Moody's new liquidity assessment ratings encouraged companies to rely less on short-term debt. Consequently companies have increasingly funded their needs in the long-term market. American Express followed General Electric, for example, in reducing its dependence on short-term borrowing to ease concerns raised by the rating companies.

The asset-backed commercial paper market, however, grew by about 16% in 2001 to comprise roughly 50% of the commercial paper market.

The portfolio's weighted average maturity remained relatively steady during the period, rising only 1.3 days from 67.5 days at the start of the period to 68.8 days at the end. This was a relatively cautious positioning in anticipation of rising rates.

---------------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN CASH RESERVES(2),(5)              INCEPTION DATE                  FOR THE 7 DAYS ENDED 4/30/02
                                                                        CURENT YIELD(4)      EFFECTIVE YIELD(4)
Investor Class(5)                                    04/12/1988              1.66%                  1.67%

NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)

The money market as a whole grew by 24% during 2001, ending December 2001 with record assets of $2.2 trillion. Of that gain, 65% came in institutional accounts.

We significantly reduced corporate commercial paper holdings during the period, from 43.9% of the portfolio to 36.2% by April 30, 2002, while raising U.S. Treasury securities from 1.4% to 7.1% to take advantage of greater supply.

The issuance of high-quality commercial paper declined during the period. However, we maintained good credit quality even as the commercial paper market experienced difficulty. In sum, the yield on your Fund fell in line with declining interest rates, while we positioned the portfolio conservatively in anticipation of potential interest rate increases. We believe our conservative management will continue to provide income and protect your principal in the coming months.

Sincerely,


           /s/ Ted Giuliano                          /s/ Cynthnia Damian

      /s/ Catherine Waterworth                         /s/ Alyssa Juros

TED GIULIANO AND CATHERINE WATERWORTH           CYNTHNIA DAMIAN AND ALYSSA JUROS

        PORTFOLIO CO-MANAGERS                     PORTFOLIO ASSOCIATE MANAGERS

GOVERNMENT MONEY FUND PORTFOLIO COMMENTARY
------------------------------------------

The Government Money Fund performed exceedingly well during the six months ending April 30, 2002. At a time when equity markets continued to be weak, our investors enjoyed positive returns and capital preservation. The Fund returned 0.80% during the six months, five basis points ahead of the Money Fund Report Treasury Retail Average and ten basis points ahead of the Money Fund Report Government and Agencies Retail Average. The Fund closed the period with a 1.37% current yield and 1.38% effective yield.

After experiencing radical shifts in the prior year, the marketplace settled into a range-bound trough defined by low interest rates. The Federal Reserve Board made two cuts in short-term rates -- bringing its total rate cuts to 11 for 2001 -- but the Fed then shifted its policy stance from one of easing to neutral. While its timing is uncertain, the next Federal Reserve action is likely to be a tightening.

In addition to the three- and six-month Treasury bills, the U.S. government last year introduced the four-week Treasury bills. The bills are now issued in lieu of one-year Treasury bills. The market continued to see new supply of short-term government debt. As of April 30, the auction of four-week bills had risen to $16 billion.

The portfolio's weighted average maturity fell dramatically during the period, dropping from 82.5 days to 53.8 days. This change resulted from our relatively cautious positioning in anticipation of rising rates.

The money market as a whole grew by 24% during 2001, ending December 2001 with record assets of $2.2 trillion. Of that gain, 65% came in institutional accounts.

We slightly reduced our U.S. Treasury holdings during the period from 43.6% of the portfolio to 40.6%, while raising U.S. Government Agency securities from 59.4% to 63.7%.

The recent change in the Fund's investment policies allowed your portfolio the flexibility to shift

-----------------------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
NEUBERGER BERMAN GOVERNMENT MONEY FUND(2),(5)      INCEPTION DATE                          FOR THE 7 DAYS ENDED 4/30/02
                                                                               CURRENT YIELD(4)      EFFECTIVE YIELD(4)
INVESTOR CLASS                                       11/14/1983                     1.37%                  1.38%

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)


between U.S. Government Agency and U.S. Treasury securities as needed. This remained a positive development for your portfolio. In sum, the yield on your Fund fell in line with declining interest rates, while we positioned the portfolio in anticipation of potential interest rate increases.

We believe our conservative management will continue to provide income and protect your principal in the coming months.

Sincerely,


            /s/ Ted Giuliano                           /s/ Cynthia Damian

        /s/ Catherine Waterworth                         /s/ Alyssa Juros

  TED GIULIANO AND CATHERINE WATERWORTH          CYNTHIA DAMIAN AND ALYSSA JUROS

          PORTFOLIO CO-MANAGERS                    PORTFOLIO ASSOCIATE MANAGERS

ENDNOTES
--------

1. One-year and average annual total returns are for the periods ended April 30, 2002. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.


2. Neuberger Berman Management Inc. ("Management") voluntarily bears certain operating expenses in excess of 0.70% of the average daily net assets per annum of Neuberger Berman Limited Maturity Bond Fund Investor Class ("Limited Maturity Investor Class"), 0.80% of the average daily net assets per annum of Neuberger Berman Limited Maturity Bond Fund Trust Class ("Limited Maturity Trust Class"), 1.00% of the average daily net assets per annum of Neuberger Berman High Yield Bond Fund ("High Yield"), 0.65% of the average daily net assets per annum of Neuberger Berman Cash Reserves ("Cash Reserves"), 0.45% of Neuberger Berman Government Money Fund ("Government Money") and 0.65% of the average daily net assets per annum of Neuberger Berman ("Municipal Securities Trust"). These arrangements can be terminated upon 60 days' prior written notice to the appropriate fund. For the twelve months ended October 31, 2001, there was no reimbursement of expenses by Management to Cash Reserves. Absent such reimbursements, the total returns for Limited Maturity Investor Class, Trust Class, High Yield, Government Money and Municipal Securities Trust for the above stated periods would have been less.

3.   From commencement of operations.

4. "Current yield" refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not guarantee of future results.

5. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. The return on an investment in Neuberger Berman Government Money Fund, Neuberger Berman Municipal Money Fund, and Cash Reserves will fluctuate.

6. Performance prior to August 1993 is for the Investor Class, which has lower expenses and typically higher returns than the Trust Class. In addition, Neuberger Berman Management Inc. ("Management") caps the Trust Class expenses. Absent such arrangement, which is subject to change, the total return would have been less.

7. Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after Federal taxes at the highest Federal tax rate, currently 38.6%, assuming that all of the Fund's income is exempt from Federal income taxes.

8. A portion of the income of Municipal Money and Municipal Securities Trust may be subject to the Federal alternative minimum tax for certain investors.

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)

GLOSSARY OF INDICES
-------------------
                  MERRILL LYNCH 1-3 YEAR TREASURY INDEX:      An unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years.

              THE LEHMAN BROTHERS HIGH YIELD BOND INDEX:      An unmanaged index considered to be representative of the fixed rate, publicly issued, non-investment grade debt registered with the SEC.

    THE LEHMAN BROTHERS 7-YEAR GENERAL OBLIGATION INDEX:      An unmanaged total return performance benchmark for the
                                                              intermediate-term, 7-year, investment grade General Obligations
                                                              (State and Local) tax-exempt bond market.

THE MONEY FUND REPORT TAXABLE FIRST TIER RETAIL AVERAGE:      Measures the performance of money market mutual funds which hold
                                                              "First Tier" securities as defined by Rule 2a-7 of the Investment
                                                              Company Act of 1940 (not including Second Tier Commercial Paper).
                                                              First Tier securities are those rated in the highest organizations.
                                                              Investors cannot invest directly in the Average.

          THE MONEY FUND REPORT TREASURY RETAIL AVERAGE:      Measures the performance of money market mutual funds which invest only in obligations of the U.S. Treasury (T-Bills). Investors cannot invest directly in the Average.

                    THE MONEY FUND REPORT GOVERNMENT AND
                                AGENCIES RETAIL AVERAGE:      Measures the performance of money market mutual funds which invest in obligations of the U.S. Treasury (T-Bills), repurchase agreements, or
                                                              U.S. Government Agency securities. Investors cannot invest directly in the Average.

                   THE MONEY FUND REPORT REPORT TAX-FREE      Measures all national tax-free and municipal retail funds. Portfolio
                                NATIONAL RETAIL AVERAGE:      holdings of tax-free funds includes Rated and Unrated Demand Notes,
                                                              Rated and Unrated General Market Notes, Commercial Paper,
                                                              Put Bonds - 6 months or less, Put Bonds - over 6 months, AMT Paper, and Other Tax-Free holdings.

      THE LIPPER SHORT INVESTMENT GRADE DEBT FUND INDEX:      An equally weighted index, adjusted for the reinvestment of capital gains distributions and income dividends, of the largest 30 mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

      THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUND INDEX:      An equally weighted index, adjusted for the reinvestment of capital gains distributions and income dividends, of the largest 30 mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

SCHEDULE OF INVESTMENTS CASH RESERVES
-------------------------------------

PRINCIPAL AMOUNT                                                                 RATING @@                  VALUE ++
(000'S OMITTED)                                                             MOODY'S         S&P       (000's OMITTED)
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND
CREDIT OF THE U.S. GOVERNMENT (7.1%)
   $15,000  U.S. Treasury Notes, 5.63%, due 11/30/02                          TSY           TSY              $ 15,297
    32,000  U.S. Treasury Notes, 6.25%, due 2/15/03                           TSY           TSY                32,998
     5,000  U.S. Treasury Notes, 5.50%, due 2/28/03                           TSY           TSY                 5,130
                                                                                                            ---------
            TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL

            FAITH AND CREDIT OF THE U.S. GOVERNMENT                                                            53,425
                                                                                                            ---------

U.S. GOVERNMENT AGENCY SECURITIES (14.9%)
     5,000  Fannie Mae, Bonds, 2.25%, due 2/7/03                              AGY           AGY                 4,999
    20,000  Fannie Mae, Disc. Notes, 1.84%, due 6/6/02                        AGY           AGY                19,963
     5,000  Federal Home Loan Bank, Bonds, 2.13%, due 11/6/02                 AGY           AGY                 5,000
    19,500  Federal Home Loan Bank, Disc. Notes, 2.12%, due 10/21/02          AGY           AGY                19,301
    15,000  Federal Home Loan Bank, Notes, 6.88%, due 7/18/02                 AGY           AGY                15,095
    15,000  Freddie Mac, Disc. Notes, 3.81%, due 5/23/02                      AGY           AGY                14,965
    10,000  Freddie Mac, Disc. Notes, 2.23%, due 1/2/03                       AGY           AGY                 9,848
     2,000  Freddie Mac, Notes, 6.25%, due 10/15/02                           AGY           AGY                 2,036
     5,000  Freddie Mac, Notes, 4.75%, due 3/15/03                            AGY           AGY                 5,103
    15,000  Sallie Mae, Disc. Notes, 1.80%, due 7/1/02                        AGY           AGY                14,954
                                                                                                            ---------
            TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                           111,264
                                                                                                            ---------

TAXABLE MUNICIPAL CASH EQUIVALENT SECURITIES (8.7%)

    30,100  Florida Housing Finance Corp., Rev. Bonds, Ser. 1999 A, 1.95%,
            VRDN due 1/1/44                                                  VMIG1         A-1+                30,100
    11,335  Health Institute of Indiana, Inc., Loan Program Notes,
            Ser. A, 2.03%, VRDN due 10/1/28                                   P-1          A-1                 11,335
    10,000  New York City (NY) G.O., Ser. A-9, 1.95%, VRDN due 11/1/23       VMIG1         A-1+                10,000
     7,000  Portland (ME), Taxable Pension Bonds, 2.00%, VRDN due 6/1/26     VMIG1         A-1+                 7,000
     7,000  Rhode Island St. Student Loan Au. Student Loan Rev.,
            Ser. 4, 2.00%, VRDN due 12/1/34                                  VMIG1         A-1+                 7,000
                                                                                                            ---------
            TOTAL TAXABLE MUNICIPAL CASH EQUIVALENT SECURITIES                                                 65,435
                                                                                                            ---------

CERTIFICATES OF DEPOSIT (13.4%)

     7,000  Abbey National Treasury Services PLC, Yankee CD, 2.72%,
            due 12/27/02                                                      P-1          A-1+                 7,012
    10,000  American Express Centurion Bank, Yankee CD, 1.80%, due 5/7/02     P-1          A-1                 10,000
    10,000  Bank of Montreal, Yankee CD, 1.80%, due 5/3/02                    P-1          A-1+                10,000
    20,000  Credit Agricole Indosuez N.Y., Yankee CD, 3.65%, due 8/19/02      P-1          A-1+                20,001
    10,000  Deutsche Bank AG, Yankee CD, 1.82%, due 6/7/02                    P-1          A-1+                10,000
    13,000  Rabobank Nederland, Yankee CD, 3.72%, due 8/6/02                  P-1          A-1+                13,004
    30,000  Westdeutsche Landesbank Girozentrale, Yankee CD,
            2.41% & 3.81%, due 6/21/02 & 2/3/03                               P-1          A-1+                30,000
                                                                                                            ---------
            TOTAL CERTIFICATES OF DEPOSIT                                                                     100,017
                                                                                                            ---------

CORPORATE DEBT SECURITIES (4.6%)

    34,300  Merrill Lynch & Co., Inc., Medium-Term Notes, 4.35%, due 6/3/02   P-1          A-1+                34,300
                                                                                                            ---------

FUNDING AGREEMENTS (5.3%)

    15,000  Hartford Life Insurance Co., Variable Rate Funding Agreement,
            1.92%, expiring 8/1/02                                            P-1          A-1                 15,000
    25,000  Travelers Insurance Co., Variable Rate Funding Agreement,
            1.89% & 1.92%, expiring 2/12/03 & 3/18/03                         P-1          A-1+                25,000
                                                                                                            ---------
            TOTAL FUNDING AGREEMENTS                                                                           40,000
                                                                                                            ---------

                          NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)


SCHEDULE OF INVESTMENTS CASH RESERVES CONT'D
--------------------------------------------

PRINCIPAL AMOUNT                                                                 RATING @@                  VALUE ++
(000'S OMITTED)                                                             MOODY'S         S&P       (000's OMITTED)
COMMERCIAL PAPER (36.2%)
   $17,100  Asset Securitization Cooperative Corp., 1.80%,
            due 5/8/02 - 6/21/02                                              P-1          A-1+              $ 17,072
    14,800  Aventis SA, 1.78%, due 6/26/02                                    P-1          A-1                 14,759
    15,582  AWB (Finance) Ltd., 1.80% & 1.81%, due 5/6/02 & 6/4/02            P-1          A-1+                15,570
    10,495  BellSouth Telecommunications, Inc., 1.83%, due 5/1/02             P-1          A-1                 10,495
    10,000  BNP Paribas SA, 2.04%, due 10/15/02                               P-1          A-1+                 9,905
    10,000  Eksportfinans ASA, 1.78%, due 6/20/02                             P-1          A-1+                 9,975
    10,000  Enterprise Funding Corp., 1.80%, due 5/7/02                       P-1          A-1+                 9,997
    15,000  FCAR Owner Trust, 1.75%, due 5/14/02                              P-1          A-1+                14,991
    10,000  General Electric Capital Corp., 1.86%, due 7/3/02                 P-1          A-1+                 9,968
    15,000  GOVCO, Inc., 1.80%, due 5/29/02                                   P-1          A-1+                14,979
    10,010  KFW International Finance, Inc., 1.81% & 1.87%,
            due 6/27/02 & 8/8/02                                              P-1          A-1+                 9,970
     5,000  Nestle Capital Corp., 2.13%, due 10/9/02                          P-1          A-1+                 4,952
    15,000  Paccar Financial Corp., 1.83%, due 7/11/02                        P-1          A-1+                14,946
    10,000  Preferred Receivables Funding Corp., 1.78% & 1.81%,
            due 5/2/02 & 5/31/02                                              P-1          A-1                  9,992
    10,000  Quincy Capital Corp., 1.79%, due 5/16/02                          P-1          A-1+                 9,993
    20,000  Surrey Funding Corp., 1.83%, due 5/1/02 & 7/22/02                 P-1          A-1+                19,979
    15,000  Swedish Export Credit, 1.88%, due 5/2/02                          P-1          A-1+                14,999
    20,000  Total Fina Elf Capital, 1.76%, due 6/26/02                        P-1          A-1+                19,945
     5,000  Toyota Motor Credit Corp., 1.77%, due 5/20/02                     P-1          A-1+                 4,995
    20,000  UBS Finance (Delaware), Inc., 1.75% & 1.90%,
            due 5/1/02 & 10/11/02                                             P-1          A-1+                19,881
    13,800  USAA Capital Corp., 1.75%, due 5/1/02                             P-1          A-1+                13,800
                                                                                                            ---------
            TOTAL COMMERCIAL PAPER                                                                            271,163
                                                                                                            ---------

REPURCHASE AGREEMENTS (8.3%)

    61,909  State Street Bank and Trust Co. Repurchase Agreement, 1.83%,
            due 5/1/02, dated 4/30/02, Maturity Value $61,912,147,
            Collateralized by $61,480,000 Fannie Mae, Medium-Term
            Notes, 5.00%, due 2/14/03 (Collateral Value $63,772,651)                                           61,909
                                                                                                            ---------

            TOTAL INVESTMENTS (98.5%)                                                                         737,513

            Cash, receivables and other assets, less liabilities (1.5%)                                        11,569

                                                                                                            ---------
            TOTAL NET ASSETS (100.0%)                                                                        $749,082
                                                                                                            ---------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS GOVERNMENT MONEY FUND
---------------------------------------------

PRINCIPAL AMOUNT                                                                                             VALUE ++
(000'S OMITTED)                                                                                       (000'S OMITTED)
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT (40.6%)
$   55,000  U.S. Treasury Bills, 1.71% & 1.74%, due 5/2/02                                                   $ 54,997
   100,000  U.S. Treasury Bills, 1.68% & 1.73%, due 5/9/02                                                     99,962
   180,000  U.S. Treasury Bills, 1.64% - 1.76%, due 5/16/02                                                   179,875
    35,000  U.S. Treasury Bills, 1.74% & 1.80%, due 5/30/02                                                    34,952
    40,000  U.S. Treasury Bills, 1.78% & 1.82%, due 6/13/02                                                    39,914
    35,000  U.S. Treasury Bills, 1.79%, due 6/27/02                                                            34,901
    24,000  U.S. Treasury Notes, 5.88%, due 9/30/02                                                            24,389
    20,000  U.S. Treasury Notes, 5.63% & 5.75%, due 11/30/02                                                   20,406
    15,000  U.S. Treasury Notes, 5.13%, due 12/31/02                                                           15,296
    35,000  U.S. Treasury Notes, 6.25%, due 2/15/03                                                            36,093
    12,500  U.S. Treasury Notes, 5.50%, due 2/28/03                                                            12,824
    12,000  U.S. Treasury Notes, 4.25%, due 3/31/03                                                            12,206
                                                                                                           ----------
            TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL
            FAITH AND CREDIT OF THE U.S. GOVERNMENT                                                           565,815
                                                                                                           ----------

U.S. GOVERNMENT AGENCY SECURITIES (49.5%)
    71,000  Federal Farm Credit Bank, 1.65% & 1.79%, due 5/1/02                                                71,000
    10,358  Federal Farm Credit Bank, 1.65%, due 5/14/02                                                       10,352
    40,000  Federal Farm Credit Bank, 1.67%, due 5/15/02                                                       39,974
    19,000  Federal Farm Credit Bank, 1.66%, due 5/17/02                                                       18,986
    29,000  Federal Farm Credit Bank, 1.80%, due 8/1/02                                                        29,000
     7,883  Federal Farm Credit Bank, 1.91%, due 9/20/02                                                        7,823
    12,781  Federal Home Loan Bank, 1.74%, due 5/7/02                                                          12,777
    30,000  Federal Home Loan Bank, 1.75%, due 5/10/02                                                         29,987
    30,790  Federal Home Loan Bank, 1.75%, due 5/15/02                                                         30,769
    30,000  Federal Home Loan Bank, 1.66%, due 5/17/02                                                         29,978
    30,000  Federal Home Loan Bank, 1.69%, due 5/24/02                                                         29,968
    45,500  Federal Home Loan Bank, 1.65%, due 5/31/02                                                         45,438
    57,680  Federal Home Loan Bank, 1.70% & 1.80%, due 6/19/02                                                 57,542
    35,000  Federal Home Loan Bank, 1.81%, due 7/3/02                                                          34,889
    10,000  Federal Home Loan Bank, 1.77%, due 7/12/02                                                          9,965
    35,000  Federal Home Loan Bank, 1.72% & 1.74%, due 7/24/02                                                 34,858
    20,000  Federal Home Loan Bank, 1.96%, due 8/21/02                                                         19,878
    30,000  Federal Home Loan Bank, 1.97%, due 10/11/02                                                        29,732
    17,000  Federal Home Loan Bank, 2.27%, due 1/3/03                                                          16,989
    20,000  Federal Home Loan Bank, 2.25%, due 2/26/03                                                         19,999
     7,750  Federal Home Loan Bank, 2.48%, due 3/25/03                                                          7,750
    15,000  Federal Home Loan Bank, Floating Rate Notes, 1.98%, due 9/18/02                                    15,000
    25,000  Sallie Mae, 1.80%, due 7/1/02                                                                      24,924
    62,000  Tennessee Valley Authority, 1.65% & 1.66%, due 5/3/02                                              61,994
                                                                                                           ----------
            TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                           689,572
                                                                                                           ----------

REPURCHASE AGREEMENTS (14.2%)

   198,057  State Street Bank and Trust Co. Repurchase Agreement, 1.83%, due 5/1/02,
            dated 4/30/02, Maturity Value $198,067,068, Collateralized by $205,290,000
            Freddie Mac, Medium-Term Notes, 5.50%, due 9/15/11 (Collateral Value $204,006,938)                198,057
                                                                                                            ---------

            TOTAL INVESTMENTS (104.3%)                                                                      1,453,444

            Liabilities, less cash, receivables and other assets [(4.3%)]                                     (59,866)

                                                                                                           ----------
            TOTAL NET ASSETS (100.0%)                                                                      $1,393,578
                                                                                                           ----------

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)


SCHEDULE OF INVESTMENTS HIGH YIELD BOND FUND
--------------------------------------------

PRINCIPAL AMOUNT                                                                    RATING                       VALUE +
(000'S OMITTED)                                                             MOODY'S         S&P          (000's OMITTED)
MORTGAGE-BACKED SECURITIES (4.4%)
      $484  GE Capital Mortgage Services, Inc., REMIC Pass-Through
            Certificates, Ser. 1999-11, Class B3, 6.50%, due 7/25/29          BB(*)                             $ 397**
       644  Wells Fargo, Mortgage Pass-Through Certificates, Ser. 2001-3,
            Class B4, 7.00%, due 2/25/31                                      BB(*)                               551**
                                                                                                            ---------
            TOTAL MORTGAGE-BACKED SECURITIES (COST $842)                                                          948
                                                                                                            ---------

CORPORATE DEBT SECURITIES (91.1%)

       250  AGCO Corp., Senior Subordinated Notes, 8.50%, due 3/15/06         B1            BB-                   252
       100  Airgas, Inc., Senior Subordinated Notes, 9.13%, due 10/1/11       Ba2           B+                    107
       250  AK Steel Corp., Senior Notes, 7.88%, due 2/15/09                  B1            BB                    252
       200  Alliant Techsystems, Inc., Senior Subordinated Notes, 8.50%,
            due 5/15/11                                                       B2            B                     212
       250  Allied Waste North America, Inc., Senior Subordinated Notes,
            Ser. B, 10.00%, due 8/1/09                                        B2            B+                    257
       130  AMERCO, Senior Notes, 8.80%, due 2/4/05                           Ba1           BBB                   129
       150  American Standard, Inc., Senior Notes, 7.38%, due 4/15/05         Ba2           BB+                   153
       100  Amerigas Partners L.P., Senior Notes, 8.88%, due 5/20/11          Ba3           BB+                   104
       100  AmerisourceBergen Corp., Senior Notes, 8.13%, due 9/1/08          Ba3           BB-                   106
       130  Amkor Technology, Inc., Senior Notes, 9.25%, due 5/1/06           B1            B+                    131
       100  Applied Extrusion Technologies, Inc., Senior Notes, 10.75%,
            due 7/1/11                                                        B2            B                      96
        75  Armkel LLC, Senior Subordinated Notes, 9.50%, due 8/15/09         B2            B-                     80
       100  BE Aerospace, Inc., Senior Subordinated Notes, Ser. B, 8.00%,
            due 3/1/08                                                        B3            B                      94
        50  Beazer Homes USA, Inc., Senior Notes, 8.38%, due 4/15/12          Ba2           BB                     51**
        10  Beckman Coulter, Inc., Senior Notes, 7.45%, due 3/4/08           Baa3           BBB                    11
        50  Biovail Corp., Senior Subordinated Notes, 7.88%, due 4/1/10       B2            BB-                    50
        75  Boyd Gaming Corp., Senior Notes, 9.25%, due 10/1/03               Ba3           BB-                    78
       100  British Sky Broadcasting Group PLC, Guaranteed Notes, 6.88%,
            due 2/23/09                                                       Ba1           BB+                    94
       100  Buckeye Technologies, Inc., Senior Subordinated Notes, 8.50%,
            due 12/15/05                                                     Caa1           B+                     91
       250  Bulong Operations Ltd., Senior Secured Notes, 12.50%,
            due 12/15/08                                                                    D                       5*
       100  Calpine Canada Energy Finance ULC, Guaranteed Notes, 8.50%,
            due 5/1/08                                                        B1            B+                     86
       150  Calpine Corp., Senior Notes, 8.63%, due 8/15/10                   B1            B+                    128
        50  Canandaigua Brands, Inc., Senior Subordinated Notes, 8.50%,
            due 3/1/09                                                        Ba3           B+                     52
       100  Capital One Bank, Notes, 6.50%, due 7/30/04                      Baa2          BBB-                   101
       175  Charter Communications Holdings, LLC, Senior Notes, 8.63%,
            due 4/1/09                                                        B2            B+                    156
       150  Chesapeake Energy Corp., Senior Notes, 8.13%, due 4/1/11          B1            B+                    150
       175  Circus Circus Enterprises, Inc., Senior Notes, 6.45%, due 2/1/06  Ba2           BB+                   172
       200  CIT Group, Inc., Notes, 7.38%, due 3/15/03                        A2            A-                    198
        50  CMS Energy Corp., Senior Notes, 7.63%, due 11/15/04               Ba3           BB                     51
        50  CMS Energy Corp., Senior Notes, Ser. B, 6.75%, due 1/15/04        Ba3           BB                     51
       200  Coinmach Corp., Senior Notes, 9.00%, due 2/1/10                   B2            B                     205**
       100  Compass Minerals Group, Inc., Senior Subordinated Notes,
            10.00%, due 8/15/11                                               B3            B                     106**
       100  Constellation Brands, Inc., Guaranteed Notes, Ser. B, 8.13%,
            due 1/15/12                                                       Ba3           B+                    103

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS HIGH YIELD BOND FUND CONT'D
---------------------------------------------------

PRINCIPAL AMOUNT                                                                         RATING                       VALUE +
(000'S OMITTED)                                                                  MOODY'S         S&P          (000's OMITTED)
      $ 50  Constellation Brands, Inc., Senior Notes, 8.00%, due 2/15/08           Ba2           BB                   $ 52
       255  Core-Mark International, Inc., Senior Subordinated Notes,
            11.38%, due 9/15/03                                                    B3            B                     255
       100  Corus Entertainment, Inc., Senior Subordinated Notes, 8.75%,
             due 3/1/12                                                            B1            B+                    104**
        25  Cott Beverages, Inc., Guaranteed Notes, 8.00%, due 12/15/11            B2            B+                     25**
       100  D.R. Horton, Inc., Senior Notes, 7.88%, due 8/15/11                    Ba1           BB                     97
        75  Dana Credit Corp., Medium-Term Notes, 7.25%, due 12/16/02              Ba3           BB                     75**
       200  Dean Foods Co., Senior Notes, 6.63%, due 5/15/09                       B1            BB-                   192
       250  Delta Air Lines, Inc., Medium-Term Notes, Ser. C, 6.65%,
            due 3/15/04                                                            Ba3           BB                    243
       100  DIMON, Inc., Senior Notes, 9.63%, due 10/15/11                         Ba3           BB                    105
        75  Dole Foods Co., Inc., Debentures, 7.88%, due 7/15/13                   Ba1           BBB-                   77
        50  Dynegy Holdings, Inc., Senior Notes, 8.13%, due 3/15/05                Baa3          BBB                    48
       250  Dynegy Holdings, Inc., Senior Notes, 7.45%, due 7/15/06                Baa3          BBB                   232
       100  Entercom Radio, LLC, Guaranteed Notes, 7.63%, due 3/1/14               Ba3           B+                    100
       150  Entravision Communications Corp., Senior Subordinated Notes,
             8.13%, due 3/15/09                                                    B3            B-                    153**
        50  Felcor Lodging L.P., Senior Notes, 8.50%, due 6/1/11                   Ba3           BB-                    51
       100  Fisher Scientific International, Inc., Notes, 7.13%, due 12/15/05      B1            BB-                    99
       150  Fisher Scientific International, Inc., Senior Subordinated Notes,
            9.00%, due 2/1/08                                                      B3            B                     156
        50  Flextronics International Ltd., Senior Subordinated Notes, 9.88%,
            due 7/1/10                                                             Ba2           BB-                    54
       100  Forest Oil Corp., Senior Notes, 8.00%, due 6/15/08                     Ba3           BB                    102
       200  Fort James Corp., Notes, 6.70%, due 11/15/03                           Baa3          BBB-                  200
       250  Fresenius Medical Care Capital Trust IV, Trust Preferred Securities,
            7.88%, due 6/15/11                                                     Ba2           B+                    250
       125  Goodyear Tire & Rubber Co., Notes, 7.86%, due 8/15/11                  Baa3          BB+                   121
       150  Great Atlantic & Pacific Tea Co., Inc., Notes, 7.75%, due 4/15/07      B2            BB                    149
       100  Great Atlantic & Pacific Tea Co., Inc., Senior Notes, 9.13%,
            due 12/15/11                                                           B2            BB                    105
       250  Gruma S.A., Senior Notes, 7.63%, due 10/15/07                          Ba2           BB                    242
       200  Grupo Elektra S.A. de C.V., Senior Notes, 12.00%, due 4/1/08           B1            B+                    208
       225  Grupo Televisa S.A., Notes, 8.00%, due 9/13/11                         Baa3          BBB                   231
       200  Halliburton Co., Medium-Term Notes, Ser. A, 6.30%, due 8/5/02          Baa2          A-                    200
        75  Hanover Equipment Trust, Senior Secured Notes, Ser. 2001A,
            8.50%, due 9/1/08                                                      Ba3           BB                     76**
       125  Hanover Equipment Trust, Senior Secured Notes, Ser. 2001B,
            8.75%, due 9/1/11                                                      Ba3           BB                    126**
       100  HCA-The Healthcare Co., Senior Notes, 7.88%, due 2/1/11                Ba1           BBB-                  106
       200  Hertz Corp., Senior Notes, 7.00%, due 5/1/02                           Baa2          BBB                   200
       100  Hilton Hotels Corp., Notes, 8.25%, due 2/15/11                         Ba1           BBB-                  103
       100  HORNBECK-LEEVAC Marine Services, Inc., Senior Notes, 10.63%,
            due 8/1/08                                                             B1            B+                    104
       250  Host Marriott L.P., Senior Notes, Ser. E, 8.38%, due 2/15/06           Ba3           BB-                   251
       100  IMC Global, Inc., Debentures, 6.88%, due 7/15/07                       Ba2           B+                     95
        73  International Shipholding Corp., Senior Notes, 9.00%, due 7/1/03       B1            B                      72
        50  Iron Mountain, Inc., Guaranteed Senior Notes, 8.63%, due 4/1/13        B2            B                      52
        75  IStar Financial, Inc., Senior Notes, 8.75%, due 8/15/08                Ba1           BB+                    77
        25  Johnsondiversey, Inc., Senior Subordinated Notes, 9.63%,
             due 5/15/12                                                           B2            B                      26**

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)


SCHEDULE OF INVESTMENTS HIGH YIELD BOND FUND CONT'D
---------------------------------------------------

PRINCIPAL AMOUNT                                                                         RATING                    VALUE +
(000'S OMITTED)                                                                  MOODY'S         S&P       (000's OMITTED)
      $ 50  Jupiters Ltd., Guaranteed Senior Subordinated Notes, 8.50%,
            due 3/1/06                                                             Ba2           BB+                  $ 52
        85  K&F Industries, Inc., Senior Subordinated Notes, 9.25%,
            due 10/15/07                                                           B2            B                      88
       200  KB Home, Senior Subordinated Notes, 9.50%, due 2/15/11                 Ba3           BB-                   209
       350  L-3 Communications Corp., Guaranteed Senior Subordinated
            Notes, Ser. B, 8.00%, due 8/1/08                                       Ba3           B+                    357
       200  Land O' Lakes, Inc., Senior Notes, 8.75%, due 11/15/11                 Ba3           BB                    187**
       150  Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%, due 5/15/05        Ba1           BB+                   155
       250  Lennar Corp., Senior Notes, 7.63%, due 3/1/09                          Ba1           BB+                   254
       100  Levi Strauss & Co., Notes, 6.80%, due 11/1/03                          B2            BB-                    98
       100  Lone Star Technologies, Inc., Senior Notes, Ser. B, 9.00%,
            due 6/1/11                                                             B2            B                     96
        75  Lyondell Chemical Co., Senior Secured Notes, Ser. B, 9.88%,
            due 5/1/07                                                             Ba3           BB                     74
        75  M.D.C. Holdings, Inc., Senior Notes, 8.38%, due 2/1/08                 Ba1           BB+                    76
       100  Magnum Hunter Resources, Inc., Senior Notes, 9.60%,
            due 3/15/12                                                            B2            B+                    105**
       200  Medaphis Corp., Guaranteed Senior Notes, Ser. B, 9.50%,
            due 2/15/05                                                            Caa1          B                     196
        50  Meristar Hospitality Corp., Senior Notes, 9.00%, due 1/15/08           B1            B+                     51
       170  Methanex Corp., Notes, 7.40%, due 8/15/02                              Ba1           BBB-                   170
       230  Methanex Corp., Notes, 7.75%, due 8/15/05                              Ba1           BBB-                   225
        75  MGM Mirage, Inc., Senior Subordinated Notes, 8.38%, due 2/1/11         Ba2           BB+                    78
       100  Millennium America, Inc., Guaranteed Notes, 7.00%, due 11/15/06        Ba1           BBB-                   95
       275  Mirage Resorts, Inc., Senior Notes, 7.25%, due 10/15/06                Ba1           BBB-                  278
       100  Mirant Americas Generation LLC, Senior Notes, 7.63%, due 5/1/06        Ba1           BBB-                   95
       150  Mohegan Tribal Gaming Authority, Senior Notes, 8.13%, due 1/1/06       Ba2           BB                    154
        25  Mohegan Tribal Gaming Authority, Senior Subordinated Notes,
            8.38%, due 7/1/11                                                      Ba3           BB-                    25
       100  Moog, Inc., Senior Subordinated Notes, Ser. B, 10.00%, due 5/1/06      Ba3           B                     102
       200  Navistar International Corp., Senior Notes, Ser. B, 7.00%,
            due 2/1/03                                                             Ba1           BB+                   200
        90  Nextel Communications, Senior Notes, 9.38%, due 11/15/09               B1            B                      63
       100  Nortek, Inc., Senior Notes, Ser. B, 9.13%, due 9/1/07                  B1            B+                    102
       100  Nortek, Inc., Senior Subordinated Notes, Ser. B, 9.88%,
            due 6/15/11                                                            B3            B-                    102
       225  Northwest Airlines, Inc., Notes, 8.88%, due 6/1/06                     B2            B+                    213
       150  Offshore Logistics, Inc., Guaranteed Senior Notes, Ser. B, 7.88%,
            due 1/15/08                                                            Ba3           BB                    143
       100  Omnicare, Inc., Senior Subordinated Notes, 8.13%, due 3/15/11          Ba2           BB+                   106
       400  Overseas Shipholding Group, Inc., Notes, 8.00%, due 12/1/03            Ba1           BB+                   409
        50  Owens & Minor, Inc., Senior Subordinated Notes, 8.50%,
            due 7/15/11                                                            Ba3           B+                     53
        50  Owens-Illinois, Inc., Senior Notes, 7.85%, due 5/15/04                 B3            B+                     49
       250  PanAmSat Corp., Notes, 6.38%, due 1/15/08                              Ba2           BB                    239
       200  Park Place Entertainment Corp., Senior Subordinated Notes,
            7.88%, due 12/15/05                                                    Ba2           BB+                   204
        25  Park Place Entertainment Corp., Senior Subordinated Notes,
            7.88%, due 3/15/10                                                     Ba2           BB+                    25**
       200  Phelps Dodge Corp., Senior Notes, 8.75%, due 6/1/11                    Baa3          BBB-                  202
       100  Pierce Leahy Command Co., Senior Notes, 8.13%, due 5/15/08             B2            B                     101

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS HIGH YIELD BOND FUND CONT'D
---------------------------------------------------

PRINCIPAL AMOUNT                                                                         RATING                    VALUE +
(000'S OMITTED)                                                                  MOODY'S         S&P       (000's OMITTED)
      $ 75  Pilgrim's Pride Corp., Senior Notes, 9.63%, due 9/15/11                Ba3           BB-                  $ 77
        50  Pioneer Natural Resources Co., Guaranteed Senior Notes,
            6.50%, due 1/15/08                                                     Ba1           BB+                    48
        50  Quaker State Corp., Notes, 6.63%, due 10/15/05                         Ba2           BB+                    52
        50  Pennzoil-Quaker State Co., Senior Notes, 10.00%, due 11/1/08           Ba3           BB+                    58**
        75  Radio One, Inc., Senior Subordinated Notes, 8.88%, due 7/1/11          B3            B-                     79
       250  Radiologix, Inc., Guaranteed Notes, 10.50%, due 12/15/08               B2            B                     256**
       100  Rogers Cantel, Inc., Senior Debentures, 9.38%, due 6/1/08              Baa3          BB+                    95
        50  Rotech Healthcare, Inc., Senior Subordinated Notes, 9.50%,
            due 4/1/12                                                             B2            B+                     52**
       200  Royal Caribbean Cruises Ltd., Senior Notes, 8.13%, due 7/28/04         Ba2           BB+                   198
       100  Rural Cellular Corp., Senior Subordinated Notes, 9.75%,
            due 1/15/10                                                            B3            B-                     82**
       125  Rural Cellular Corp., Senior Subordinated Notes, Ser. B, 9.63%,
            due 5/15/08                                                            B3            B-                    103
       100  Russell Corp., Senior Notes, 9.25%, due 5/1/10                         B1            BB                    103**
       100  Salton, Inc., Guaranteed Senior Subordinated Notes, 10.75%,
            due 12/15/05                                                           B2            B                     103
       100  Scotts Co., Guaranteed Senior Subordinated Notes, 8.63%,
            due 1/15/09                                                            B2            B+                    103
       200  Sealed Air Corp., Notes, 6.95%, due 5/15/09                            Baa3          BBB                   191**
        60  Sequa Corp., Senior Notes, 9.00%, due 8/1/09                           Ba3           BB                     62
       100  SESI, L.L.C., Senior Notes, 8.88%, due 5/15/11                         B1            BB-                   101
       150  Sinclair Broadcast Group, Inc., Senior Subordinated Notes, 8.00%,
            due 3/15/12                                                            B2            B                     152**
        75  Smithfield Foods, Inc., Senior Subordinated Notes, 7.63%,
            due 2/15/08                                                            Ba3           BB+                    75
       100  Smithfield Foods, Inc., Senior Subordinated Notes, 8.00%,
            due 10/15/09                                                           Ba2           BB+                   101
       125  Starwood Hotels & Resorts Worldwide, Inc., Notes, 7.88%,
            due 5/1/12                                                             Ba1           BBB-                  125**
       250  Station Casinos, Inc., Senior Subordinated Notes, 8.88%,
            due 12/1/08                                                            B2            B+                    258
       300  Stena AB, Senior Notes, 10.50%, due 12/15/05                           Ba3           BB-                   307
        50  Stone Energy Corp., Senior Subordinated Notes, 8.25%,
            due 12/15/11                                                           B2            B+                     51
        25  Stoneridge, Inc., Senior Notes, 11.50%, due 5/1/12                     B2            B                      26**
       300  Sun International Hotels Ltd., Senior Subordinated Notes, 8.63%,
            due 12/15/07                                                           B2            B+                    309
       150  Swift Energy Co., Senior Subordinated Notes, 10.25%,
            due 8/1/09                                                             B3            B                     155
       100  Teekay Shipping Corp., Senior Notes, 8.88%, due 7/15/11                Ba2           BB-                   105
       100  Tembec Industries, Inc., Guaranteed Senior Notes, 8.63%,
            due 6/30/09                                                            Ba1           BB+                   104
       100  Tembec Industries, Inc., Guaranteed Senior Notes, 8.50%,
            due 2/1/11                                                             Ba1           BB+                   104
        25  Tembec Industries, Inc., Senior Notes, 7.75%, due 3/15/12              Ba1           BB+                    25**
       100  Terex Corp., Senior Subordinated Notes, 10.38%, due 4/1/11             B2            B                     109
        75  Toll Corp., Guaranteed Senior Subordinated Notes, 8.75%,
            due 11/15/06                                                           Ba2           BB+                    77
        10  Toll Corp., Guaranteed Senior Subordinated Notes, 7.75%,
            due 9/15/07                                                            Ba2           BB+                    10

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)


SCHEDULE OF INVESTMENTS HIGH YIELD BOND FUND CONT'D
---------------------------------------------------

PRINCIPAL AMOUNT                                                                         RATING                    VALUE +
(000'S OMITTED)                                                                  MOODY'S         S&P       (000's OMITTED)
      $ 25  Toll Corp., Guaranteed Senior Subordinated Notes, 8.25%,
            due 2/1/11                                                             Ba2           BB+              $     25
       200  Triton PCS, Inc., Senior Subordinated Notes, 9.38%, due 2/1/11         B2            B-                    193
       200  TV Azteca, S.A. de C.V., Senior Notes, Ser. B, 10.50%, due 2/15/07     B1            B+                    203
       250  United Rentals, Inc., Guaranteed Senior Subordinated Notes,
            Ser. B, 8.80%, due 8/15/08                                             B2            BB-                   251
       125  US Oncology, Inc., Senior Subordinated Notes, 9.63%, due 2/1/12        B2            B+                    123**
        50  US Steel LLC, Senior Notes, 10.75%, due 8/1/08                         Ba3           BB                     52**
        75  Wabtec Corp., Senior Notes, 9.38%, due 6/15/05                         Ba3           BB                     76
       100  Waste Management, Inc., Senior Notes, 6.50%, due 11/15/08              Ba1           BBB                   100
       100  WCI Communities, Inc., Senior Subordinated Notes, 10.63%,
            due 2/15/11                                                            B1            B                     107
       100  WCI Communities, Inc., Senior Subordinated Notes, 9.13%,
            due 5/1/12                                                             B1            B                     101**
       100  WESCO Distribution, Inc., Senior Subordinated Notes,
            Ser. B, 9.13%, due 6/1/08                                              B3            B                      99
       100  XTO Energy, Inc., Senior Notes, 7.50%, due 4/15/12                     Ba2           BB                    101
                                                                                                                  --------
            TOTAL CORPORATE DEBT SECURITIES (COST $19,640)                                                          19,844
                                                                                                                  --------

REPURCHASE AGREEMENTS (1.3%)

       275  State Street Bank and Trust Co. Repurchase Agreement, 1.83%,
            due 5/1/02, dated 4/30/02, Maturity Value $275,014,
            Collateralized by $265,000 Fannie Mae, Medium-Term Notes,
            6.50%, due 8/15/04 (Collateral Value $284,875)
            (COST $275)                                                                                                275#
                                                                                                                  --------

CONVERTIBLE BONDS (0.6%)

       140  Omnicare, Inc., Subordinated Debentures, 5.00%, due 12/1/07            Ba3           BB+
            (COST $107)                                                                                                134
                                                                                                                  --------

            TOTAL INVESTMENTS (97.4%) (COST $20,864)                                                                21,201##

            Cash, receivables and other assets, less liabilities (2.6%)                                                574

                                                                                                                  --------
            TOTAL NET ASSETS (100.0%)                                                                             $ 21,775
                                                                                                                  --------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS LIMITED MATURITY BOND FUND
--------------------------------------------------

PRINCIPAL AMOUNT                                                                         RATING                    VALUE +
(000'S OMITTED)                                                                  MOODY'S         S&P       (000's OMITTED)
U.S. TREASURY SECURITIES (5.1%)
   $12,000  U.S. Treasury Notes, 3.63%, due 3/31/04                                TSY           TSY
            (COST $12,037)                                                                                        $ 12,100
                                                                                                                  --------

U.S. GOVERNMENT AGENCY SECURITIES (9.6%)
    20,000  Federal Home Loan Bank, Notes, 3.75%, due 4/15/04                      AGY           AGY                20,118
     2,800  Freddie Mac, Notes, 4.50%, due 6/15/03                                 AGY           AGY                 2,849
                                                                                                                  --------
            TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $22,842)                                                  22,967
                                                                                                                  --------

MORTGAGE-BACKED SECURITIES (18.5%)

     1,078  GE Capital Mortgage Services, Inc., REMIC Pass-Through
            Certificates, Ser. 1999-11, Class B3, 6.50%, due 7/25/29               BB(*)                               883**
     1,160  Norwest Asset Securities Corp., Mortgage Pass-Through
            Certificates, Ser. 1999-13, Class B4, 6.75%, due 5/25/29               BB(*)                               965**
     3,610  Residential Asset Securitization Trust, Ser. 1998-A10, Class 1A9,
            6.75%, due 10/25/28                                                                  AAA                 3,644
FANNIE MAE

     6,115  Pass-Through Certificates, 7.00%, due 9/1/03 - 2/1/16                  AGY           AGY                 6,406
    18,882  Pass-Through Certificates, 6.50%, due 5/1/13 - 12/1/31                 AGY           AGY                19,514
     4,704  Pass-Through Certificates, 6.00%, due 10/1/16                          AGY           AGY                 4,769
FREDDIE MAC

     2,385  Pass-Through Certificates, 5.00%, due 2/1/07                           AGY           AGY                 2,400
        56  ARM Certificates, 7.63%, due 1/1/17                                    AGY           AGY                    57
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

        37  Pass-Through Certificates, 7.50%, due 10/15/09 - 9/15/10               AGY           AGY                    39
     5,283  Pass-Through Certificates, 7.00%, due 4/15/11 - 12/15/28               AGY           AGY                 5,486
        89  Pass-Through Certificates, 12.00%, due 5/15/12 - 5/15/14               AGY           AGY                   103
                                                                                                                  --------
            TOTAL MORTGAGE-BACKED SECURITIES (COST $43,131)                                                         44,266
                                                                                                                  --------

ASSET-BACKED SECURITIES (8.8%)

     2,000  BMW Vehicle Lease Trust, Ser. 2000-A, Class A3, 6.64%,
            due 5/25/03                                                            Aaa           AAA                 2,039
     2,100  Capital Auto Receivables Asset Trust, Ser. 2002-2, Class A3,
            3.82%, due 7/15/05                                                     Aaa           AAA                 2,107
       600  Chase Manhattan Auto Owner Trust, Ser. 2001-A, Class A3,
            4.55%, due 8/15/05                                                     Aaa           AAA                   612
     1,000  Citibank Credit Card Issuance Trust, Ser. 2001-A8, Class A8,
            4.10%, due 12/7/06                                                     Aaa           AAA                 1,001
     1,500  Daimler Chrysler Auto Trust, Ser. 2000-C, Class A3, 6.82%,
            due 9/6/04                                                             Aaa           AAA                 1,539
     1,800  Discover Card Master Trust I, Ser. 1998-6, Class A, 5.85%,
            due 1/17/06                                                            Aaa           AAA                 1,860
     4,565  Ford Credit Auto Owner Trust, Ser. 2000-C, Class A4, 7.24%,
            due 2/15/04                                                            Aaa           AAA                 4,675
     1,125  Ford Credit Auto Owner Trust, Ser. 2000-E, Class A4, 6.74%,
            due 6/15/04                                                            Aaa           AAA                 1,154
     1,000  MBNA Master Credit Card Trust, Ser. 1998-J, Class A, 5.25%,
            due 2/15/06                                                            Aaa           AAA                 1,029
     3,341  Nissan Auto Receivables Owner Trust, Ser. 2000-B, Class A3,
            7.25%, due 4/15/04                                                     Aaa           AAA                 3,419
     1,500  USAA Auto Owner Trust, Ser. 2001-2, Class A3, 3.20%,
            due 2/15/06                                                            Aaa           AAA                 1,499
                                                                                                                  --------
            TOTAL ASSET-BACKED SECURITIES (COST $20,552)                                                            20,934
                                                                                                                  --------

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)


SCHEDULE OF INVESTMENTS LIMITED MATURITY BOND FUND CONT'D
---------------------------------------------------------

PRINCIPAL AMOUNT                                                                         RATING                    VALUE +
(000'S OMITTED)                                                                  MOODY'S         S&P       (000's OMITTED)
BANKS & FINANCIAL INSTITUTIONS (15.2%)
   $ 1,880  American General Finance Corp., Floating Rate Notes, 2.21%,
            due 1/9/04                                                             A1            A+                $ 1,881
       970  American General Finance Corp., Floating Rate Notes, Ser. G,
            2.37%, due 12/17/04                                                    A1            A+                    972
     2,100  Bank One Corp., Notes, 6.50%, due 2/1/06                               Aa3           A                  2,199
     2,350  Bear Stearns Co., Inc., Floating Rate Notes, 2.20%, due 12/1/03        A2            A                  2,352
     2,040  Bear Stearns Co., Inc., Notes, 6.20%, due 3/30/03                      A2            A                  2,095
     1,100  Capital One Bank, Senior Notes, 6.88%, due 2/1/06                      Baa2          BBB-                1,101
     2,100  Countrywide Home Loans, Inc., Medium-Term Notes, Ser. J, 5.25%,
            due 6/15/04                                                            A3            A                   2,137
     1,000  Credit Suisse First Boston (USA), Inc., Notes, 5.88%, due 8/1/06       Aa3           AA-                 1,017
     1,470  Dime Bancorp, Inc., Senior Notes, 9.00%, due 12/19/02                  A3            BBB+                1,524
     1,075  Household Finance Corp., Floating Rate Notes, 2.51%,
            due 12/19/03                                                           A2            A                   1,073
     3,050  Household Finance Corp., Notes, 7.00%, due 8/1/03                      A2            A                   3,145
     1,000  International Lease Finance Corp., Medium-Term Notes, Ser. J,
             5.70%, due 2/25/03                                                    A1            AA-                 1,017
     2,120  International Lease Finance Corp., Medium-Term Notes, Ser. M,
            5.50%, due 6/7/04                                                      A1            AA-                 2,166
     3,025  Lehman Brothers Holdings, Inc., Medium-Term Notes, Ser. E,
            7.00%, due 5/15/03                                                     A2            A                   3,139
     1,000  MBNA America Bank N.A., Subordinated Notes, 7.25%,
            due 9/15/02                                                            Baa2          BBB                 1,014
     1,300  MBNA Corp., Floating Rate Notes, Ser. F, 3.74%, due 12/18/02           Baa2          BBB                 1,300
     1,400  Merrill Lynch & Co., Inc., Notes, 6.00%, due 2/12/03                   Aa3           AA-                 1,439
     2,200  Morgan Stanley Dean Witter & Co., Notes, 5.63%, due 1/20/04            Aa3           AA-                 2,272
     2,900  Paine Webber Group, Inc., Notes, 6.45%, due 12/1/03                    Aa2           AA+                 3,044
     1,325  Popular, Inc., Medium-Term Notes, Ser. 3, 6.38%, due 9/15/03           A3            BBB+                1,361
                                                                                                                  --------
            TOTAL BANKS & FINANCIAL INSTITUTIONS (COST $35,289)                                                     36,248
                                                                                                                  --------

CORPORATE DEBT SECURITIES (38.1%)

     2,555  Akzo Nobel, Inc., Guaranteed Notes, 6.00%, due 11/15/03                A2            A-                  2,640**
     1,375  American Standard, Inc., Senior Notes, 7.13%, due 2/15/03              Ba2           BB+                 1,396
     2,300  AT&T Corp., Notes, 5.63%, due 3/15/04                                  A3            BBB+                2,280
     1,470  AT&T Wireless Group, Senior Notes, 7.35%, due 3/1/06                   Baa2          BBB                 1,469
       680  Boyd Gaming Corp., Senior Notes, 9.25%, due 10/1/03                    Ba3           BB-                   704
       500  Calpine Corp., Senior Notes, 7.63%, due 4/15/06                        B1            B+                    432
     1,000  Caterpillar Financial Services Corp., Floating Rate Notes, 2.04%,
            due 2/4/04                                                             A2            A+                  1,000
     1,200  Caterpillar Financial Services Corp., Medium-Term Notes, 7.59%,
            due 12/10/03                                                           A2            A+                  1,273
     2,400  Caterpillar Financial Services Corp., Notes, 6.88%, due 8/1/04         A2            A+                  2,537
     1,970  CIT Group, Inc., Notes, 5.50%, due 2/15/04                             A2            A-                  1,912
     1,775  Commercial Credit Co., Notes, 6.38%, due 9/15/02                       Aa1           AA-                 1,801
     2,350  Conoco, Inc., Floating Rate Notes, 2.83%, due 4/15/03                  Baa1          BBB+                2,360
       460  Core-Mark International, Inc., Senior Subordinated Notes,
            11.38%, due 9/15/03                                                    B3            B                     460
     1,615  Cox Radio, Inc., Notes, 6.25%, due 5/15/03                             Baa2          BBB                 1,635
       900  CSX Corp., Floating Rate Notes, Ser. C, 2.62%, due 6/24/02             Baa2          BBB                   900
     2,300  Daimler Chrysler N.A. Holdings Corp., Floating Rate Notes,
            Ser. C, 2.13%, due 8/21/03                                             A3            BBB+                2,283

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS LIMITED MATURITY BOND FUND CONT'D
---------------------------------------------------------

PRINCIPAL AMOUNT                                                                         RATING                    VALUE +
(000'S OMITTED)                                                                  MOODY'S         S&P       (000's OMITTED)
   $   550  Delta Air Lines, Inc., Medium-Term Notes, Ser. C, 6.65%,
            due 3/15/04                                                            Ba3           BB                  $ 534
     1,050  Dole Foods Co., Inc., Notes, 7.00%, due 5/15/03                        Ba1           BBB-                1,075
     2,400  Dow Chemical Co., Notes, 5.25%, due 5/14/04                            A3            A                   2,426
       660  EOP Operating Limited Partnership, Notes, 6.63%, due 2/15/05           Baa1          BBB+                  684
     1,000  Ford Motor Credit Co., Notes, 7.50%, due 6/15/03                       A3            BBB+                1,034
     3,470  Ford Motor Credit Co., Notes, 6.70%, due 7/16/04                       A3            BBB+                3,549
     1,825  Fort James Corp., Senior Notes, 6.50%, due 9/15/02                     Baa3          BBB-                1,813
     1,000  General Motors Acceptance Corp., Notes, 5.75%, due 11/10/03            A2            BBB+                1,021
     3,170  General Motors Acceptance Corp., Notes, 6.85%, due 6/17/04             A2            BBB+                3,296
       800  General Motors Acceptance Corp., Notes, 6.13%, due 9/15/06             A2            BBB+                  809
     1,040  Halliburton Co., Floating Rate Notes, 2.13%, due 7/16/03               Baa2          A-                    988
       815  Hartford Life, Inc., Notes, 6.90%, due 6/15/04                         A2            A                     858
     3,500  Heller Financial, Inc., Floating Rate Notes, Ser. J, 2.37%,
            due 8/8/03                                                             Aaa           AAA                 3,521
     2,000  Heller Financial, Inc., Notes, 6.00%, due 3/19/04                      Aaa           AAA                 2,082
     1,070  ITT Corp., Notes, 6.75%, due 11/15/05                                  Ba1           BBB-                1,060
       325  Jones Apparel Group, Senior Notes, 7.88%, due 6/15/06                  Baa2          BBB                   346
     1,000  Kraft Foods, Inc., Notes, 4.63%, due 11/1/06                           A2            A-                    982
     1,000  Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%, due 5/15/05        Ba1           BB+                 1,036
     2,100  Masco Corp., Notes, 6.13%, due 9/15/03                                 Baa1          BBB+                2,160
       400  Methanex Corp., Notes, 7.75%, due 8/15/05                              Ba1           BBB-                  392
     2,450  Nationwide Mutual Insurance Co., Notes, 6.50%, due 2/15/04             A2            A-                  2,537**
     1,000  Navistar International Corp., Senior Notes, Ser. B, 7.00%,
            due 2/1/03                                                             Ba1           BB+                 1,002
     2,400  Norfolk Southern Corp., Floating Rate Senior Notes, 2.58%,
            due 7/7/03                                                             Baa1          BBB                 2,402
       877  PDVSA Finance Ltd., Notes, 8.75%, due 2/15/04                          Baa2          BBB-                  877
     1,000  Pepsi Bottling Holdings, Inc., Guaranteed Notes, 5.38%,
            due 2/17/04                                                            A1            A                   1,030**
     1,200  Powergen US Funding LLC, Notes, 4.50%, due 10/15/04                    Baa1          BBB                 1,196
       420  Quest Diagnostics, Inc., Senior Notes, 6.75%, due 7/12/06              Ba1           BBB-                  432
       800  Reliant Energy Finance Co., Notes, 7.40%, due 11/15/02                 Baa1          BBB                   814**
       500  Royal Caribbean Cruises Ltd., Senior Notes, 8.13%, due 7/28/04         Ba2           BB+                   495
     1,000  Safeway, Inc., Medium-Term Notes, 8.57%, due 4/1/03                    Baa2          BBB                 1,050
     1,500  Sara Lee Corp., Medium-Term Notes, Ser. B, 6.40%, due 6/9/05           A3            A+                  1,591
     1,500  SCANA Corp., Floating Rate Notes, 2.49%, due 2/1/04                    A3            A-                  1,500
     1,000  Southern California Edison Co., Variable Rate Notes, 8.95%,
            due 11/3/03                                                            Ba3           B+                  1,020
     2,290  Sprint Capital Corp., Medium-Term Notes, 7.63%, due 6/10/02            Baa2          BBB+                2,289
     2,100  Textron Financial Corp., Floating Rate Medium-Term Notes, Ser. E,
            2.17%, due 6/6/03                                                      A3            A-                  2,077
     1,000  Thiokol Corp., Senior Notes, 6.63%, due 3/1/08                         A1            A+                  1,026
     2,825  Time Warner, Inc., Notes, 8.11%, due 8/15/06                           Baa1          BBB+                2,966
     1,600  TRW, Inc., Notes, 6.63%, due 6/1/04                                    Baa2          BBB                 1,637
       815  TXU Corp., Senior Notes, Ser. J, 6.38%, due 6/15/06                    Baa3          BBB                   826
     1,175  Tyco International Group S.A., Guaranteed Notes, 4.95%,
            due 8/1/03                                                             Baa2          BBB                 1,049
     1,675  Tyson Foods, Inc., Notes, 6.63%, due 10/1/04                           Baa3          BBB                 1,726**
     2,350  Verizon Wireless, Inc., Floating Rate Notes, 2.39%, due 12/17/03       A2            A+                  2,352**
     1,000  Wabtec Corp., Senior Notes, 9.38%, due 6/15/05                         Ba3           BB                  1,007

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)


SCHEDULE OF INVESTMENTS LIMITED MATURITY BOND FUND CONT'D
---------------------------------------------------------

PRINCIPAL AMOUNT                                                                         RATING                    VALUE +
(000'S OMITTED)                                                                  MOODY'S         S&P       (000's OMITTED)
   $ 1,285   Wells Fargo & Co., Notes, 6.63%, due 7/15/04                          Aa2           A+                $ 1,356
       960  WorldCom, Inc., Notes, 6.50%, due 5/15/04                              Baa2          BBB                   566
     1,500  Xerox Capital (Europe) PLC, Notes, 5.75%, due 5/15/02                  B1            BB                  1,489
                                                                                                                  --------
            TOTAL CORPORATE DEBT SECURITIES (COST $90,522)                                                          91,060
                                                                                                                  --------

FOREIGN GOVERNMENT SECURITIES (1.8%)

     3,235  Federal Republic of Germany, 6.25%, due 3/4/04                                       AAA                 3,025
     4,970  Government of Poland, 8.50%, due 2/12/05                                             A+                  1,223
                                                                                                                  --------
            TOTAL FOREIGN GOVERNMENT SECURITIES (COST $4,144)                                                        4,248
                                                                                                                  --------

COMMERCIAL PAPER (2.1%)

     5,100  Nestle Capital Corp., 2.13%, due 10/9/02                               P-1           A-1+
            (COST $5,052)                                                                                            5,052#
                                                                                                                  --------

REPURCHASE AGREEMENTS (0.9%)

     2,150  State Street Bank and Trust Co. Repurchase Agreement, 1.83%,
            due 5/1/02, dated 4/30/02, Maturity Value $2,150,109,
            Collateralized by $2,060,000 Fannie Mae, Medium-Term Notes,
            6.50%, due 8/15/04 (Collateral Value $2,214,500)
            (COST $2,150)                                                                                            2,150#
                                                                                                                  --------

            TOTAL INVESTMENTS (100.1%) (COST $235,719)                                                             239,025##

            Liabilities, less cash, receivables and other assets [(0.1%)]                                             (324)

                                                                                                                  --------
            TOTAL NET ASSETS (100.0%)                                                                             $238,701
                                                                                                                  --------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS MUNICIPAL MONEY FUND
--------------------------------------------

PRINCIPAL AMOUNT                      SECURITY @                                        RATING @@                 VALUE ++
(000'S OMITTED)                                                                  MOODY'S         S&P       (000'S OMITTED)
TAX-EXEMPT SECURITIES-PRE-REFUNDED BACKED BY
U.S. GOVERNMENT SECURITIES (1.5%)
   $ 2,000  Michigan St. Trunk Line Fund Rev., Ser. 1992 A, 5.50%,
            due 10/1/21 P/R 10/1/02                                                                                $ 2,033
     1,500  Midland Co. (TX) Hosp. Dist. Hosp. Rev., Ser. 1992, 7.50%,
            due 6/1/16 P/R 6/1/02                                                                                    1,522
     2,185  Tri-Co. (OR) Metro Trans. Dist. Limited Tax Ref. Rev.,
            Ser. 1992 A, 5.70%, due 8/1/13 P/R 8/1/02                                                                2,227
                                                                                                                   -------
                                                                                                                     5,782
                                                                                                                   -------

MUNICIPAL NOTES (11.2%)

     1,500  Arizona Sch. Dist. TANS Fin. Prog. Cert. of Participation,
            Ser. 2001, 3.25%, due 7/31/02                                         MIG1          SP-1+                1,503
    10,700  California St. RANS, Ser. 2001-02, 3.25%, due 6/28/02                 MIG1          SP-1+               10,717
     4,000  Campbell Union (CA) Elementary Sch. Dist. (Santa Clara Co.)
            TRANS, Ser. 2001, 3.35%, due 7/2/02                                                 SP-1+                4,005
    10,000  Colorado Gen. Fund TRANS, Ser. 2001 B, 3.00%, due 6/28/02             MIG1          SP-1+               10,024
     4,500  Oregon St. TANS, Ser. 2002 A, 3.25%, due 5/1/03                       MIG1          SP-1+                4,555
     5,000  Puerto Rico Commonwealth TRANS, Ser. 2002, 3.00%,
             due 7/30/02                                                          MIG1          SP-1+                5,010
     5,000  Texas St. TRANS, Ser. 2001 A, 3.75%, due 8/29/02                      MIG1          SP-1+                5,021
     1,735  Waukesha & Jefferson Co. (WI) Kettle Moraine Sch. Dist. BANS,
            Ser. 2001 A, 5.00%, due 10/24/02                                      MIG1                               1,759
                                                                                                                   -------
                                                                                                                    42,594
                                                                                                                   -------

TAX-EXEMPT SECURITIES-BACKED BY LETTERS OF CREDIT (0.2%)
STATE STREET BANK AND TRUST COMPANY

     1,000  Rhode Island Std. Loan Au. Prog. Rev., Ser. 1996-1, 2.90%,
            due 6/1/26 Putable 6/1/02                                                           A-1+                 1,000
                                                                                                                   -------

TAX-EXEMPT SECURITIES-BACKED BY INSURANCE (1.2%)
AMERICAN MUNICIPAL BOND ASSURANCE CORP.

     1,000  New Mexico St. Hwy. Comm. Sub. Lien Tax Rev., Ser. 2002 B,
            3.25%, due 6/15/02                                                                                       1,002
FINANCIAL GUARANTY INSURANCE CO.

     1,500  Clark Co. (WA) Pub. Util. Dist. Number 1 Generating Sys. Rev.,
            Ser. 1995, 6.00%, due 1/1/03                                                                             1,541
FINANCIAL SECURITY ASSURANCE INC.

     1,000  Univ. of Arkansas Board of Trustees Std. Fee Rev. (U of A at
            Fort Smith), Ser. 2001, 2.00%, due 12/1/02                                                               1,000
MUNICIPAL BOND INVESTORS ASSURANCE CORP.

       920  Florida Muni. Loan Council Rev., Ser. 2001 A, 3.25%, due 11/1/02                                           926
                                                                                                                   -------
                                                                                                                     4,469
                                                                                                                   -------

TAX-EXEMPT SECURITIES-OTHER (8.6%)

     2,050  Austin (TX) Cert. Oblig., Ser. 2001, 4.00%, due 9/1/02                                                   2,060
     1,900  Indiana Bond Bank Rev. (St. Revolving Fund Prog.), Ser. 1993 A,
            5.90%, due 2/1/03                                                                                        1,958
     1,525  Indianapolis (IN) Local Pub. Imp. Bond Bank Rev., Ser. 2001 E,
            2.40%, due 7/9/02                                                                   SP-1+                1,527
     2,300  Lewisville (TX) Independent Sch. Dist. (Denton Co.) Unlimited Tax
            Sch. Bldg. G.O., Ser. 1997, 6.00%, due 8/15/02                                                           2,322
     1,650  New York City (NY) Transitional Fin. Au. Rev. (New York City Rec.
            Notes), Ser. 2002 A, 3.25%, due 10/2/02                               MIG1          SP-1+                1,658
     1,555  Orlando (FL) Util. Comm. Wtr. & Elec. Ref. Rev., Ser. 2001, 3.00%,
            due 10/1/02                                                                                              1,565

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)


SCHEDULE OF INVESTMENTS MUNICIPAL MONEY FUND CONT'D
---------------------------------------------------

PRINCIPAL AMOUNT                      SECURITY @                                        RATING @@                VALUE ++
(000'S OMITTED)                                                                  MOODY'S         S&P      (000's OMITTED)
   $ 2,880  Reg. Trans. Dist. (CO) Cert. of Participation
            (Transit Vehicles Proj.), Ser. 2000 A, 5.25%, due 6/1/02                                               $ 2,889
     5,000  Shawnee Co. (KS) Temporary Notes, Ser. 2002 A-1, 2.00%,
            due 8/15/02                                                           MIG1                               5,005
     1,500  Snohomish Co. (WA) Everett Sch. Dist. Number 2 Unlimited
            Tax G.O., Ser. 1993, 7.00%, due 12/1/02                                                                  1,544
     2,025  Wayne Co. (MI) Wayne-Westland Comm. Unlimited Tax Sch. Bldg.
            G.O., Ser. 1998, 5.00%, due 5/1/02                                                                       2,025
    10,000  Wichita (KS) Renewal & Imp. G.O., Ser. 2002 - 205, 2.50%,
            due 8/22/02                                                           MIG1          SP-1+               10,035
                                                                                                                   -------
                                                                                                                    32,588
                                                                                                                   -------

TAX-EXEMPT CASH EQUIVALENT SECURITIES (17.5%)

       400  Berkeley Co. (SC) Exempt Fac. Ind. Rev. (Amoco Chemical Co.
            Proj.), Ser. 1998, 1.75%, VRDN due 4/1/28                             VMIG1         A-1+                   400+++
     1,800  Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1995, 1.90%,
            VRDN due 9/1/28                                                       VMIG1         A-1+                 1,800+++
     5,000  Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1996 A, 1.90%,
            VRDN due 3/1/29                                                       VMIG1         A-1+                 5,000+++
     8,300  Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1997, 1.90%,
            VRDN due 4/1/30                                                       VMIG1         A-1+                 8,300+++
     1,800  Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1998, 1.90%, VRDN
            due 4/1/31                                                            VMIG1         A-1+                 1,800+++
       700  Berkeley Co. (SC) Ref. PCR (Amoco Chemical Co. Proj.), Ser. 1994,
            1.65%, VRDN due 7/1/12                                                VMIG1         A-1+                   700+++
     1,500  Carlton (WI) PCR (Wisconsin Pwr. & Lt. Co. Proj.), Ser. 1988,
            1.95%, VRDN due 8/1/15                                                VMIG1                              1,500+++
     2,000  Colorado Hsg. Fin. Au. Multi-Family Hsg. Ref. Rev. (Huntersridge
            Proj.), Ser. 1996 E, 1.65%, VRDN due 10/15/16                                       A-1+                 2,000
     1,000  Comm. Dev. Administration (MD) Multi-Family Dev. Ref. Rev.
            (Avalon Ridge Apts. Proj.), Ser. 1997, 1.65%, VRDN due 6/15/26        VMIG1                              1,000+++
       300  East Baton Rouge Parish (LA) Ref. PCR (Exxon Proj.), Ser. 1989,
            1.60%, VRDN due 1/11/19                                                P-1          A-1+                   300+++
       200  East Baton Rouge Parish (LA) Ref. PCR (Exxon Proj.), Ser. 1993,
            1.65%, VRDN due 3/1/22                                                 P-1          A-1+                   200+++
     1,000  Florida Hsg. Fin. Agcy. Multi-Family Hsg. Rev. (Beneva Place Proj.),
            Ser. 1988 C, 1.70%, VRDN due 8/1/06                                   VMIG1                              1,000
     2,460  Florida Hsg. Fin. Agcy. Rev. (Heron Park Proj.), Ser. 1996 U, 1.63%,
            VRDN due 12/1/29                                                      VMIG1                              2,460
     2,500  Gibson Co. (IN) PCR (Toyota Motor Mfg. Ind. Proj.), Ser. 1997,
            1.75%, VRDN due 10/1/27                                                             A-1+                 2,500+++
     6,000  Gibson Co. (IN) PCR (Toyota Motor Mfg. Proj.), Ser. 2001,
            1.75%, VRDN due 2/1/31                                                VMIG1         A-1+                 6,000+++
       400  Gulf Coast (TX) IDA Marine Term. Rev. (Amoco Oil Co. Proj.),
            Ser. 1993, 1.75%, VRDN due 4/1/28                                     VMIG1                                400+++
       100  Gulf Coast (TX) Waste Disp. Au. Env. Fac. Rev. (Amoco Oil Co. Proj.),
            Ser. 1998, 1.75%, VRDN due 1/1/26                                     VMIG1         A-1+                   100+++
       100  Gulf Coast (TX) Waste Disp. Au. PCR (Amoco Oil Co. Proj.),
            Ser. 1994, 1.75%, VRDN due 6/1/24                                     VMIG1         A-1+                   100+++
     1,000  Gulf Coast (TX) Waste Disp. Au. Poll. Ctrl. & Solid Waste Disp. Ref.
            Rev. (Amoco Oil Co. Proj.), Ser. 1996, 1.75%, VRDN due 5/1/24         VMIG1                              1,000+++
       775  Gulf Coast (TX) Waste Disp. Au. Ref. PCR (Exxon Proj.), Ser. 1995,
            1.65%, VRDN due 6/1/20                                                VMIG1         A-1+                   775+++
     1,000  Gulf Coast (TX) Waste Disp. Au. Solid Waste Disp. Ref. Rev. (Amoco
            Oil Co. Proj.), Ser. 1994, 1.75%, VRDN due 8/1/23                     VMIG1         A-1+                 1,000+++

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS MUNICIPAL MONEY FUND CONT'D
---------------------------------------------------

PRINCIPAL AMOUNT                      SECURITY @                                        RATING @@                VALUE ++
(000'S OMITTED)                                                                  MOODY'S         S&P      (000's OMITTED)
   $   600  Harris Co. (TX) IDC Solid Waste Disp. Rev. (Exxon Proj.),
            Ser. 1997, 1.70%, VRDN due 4/1/32                                     VMIG1         A-1+               $  600+++
     1,400  Hurley (NM) PCR (Kennecott Sante Fe Corp. Proj.), Ser. 1985,
            1.65%, VRDN due 12/1/15                                                P-1          A-1+                1,400+++
       300  Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1984 A, 1.57%, VRDN
            due 11/1/14                                                                         A-1+                  300+++
     1,000  Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1984 B, 1.57%, VRDN
            due 11/1/14                                                            P-1          A-1+                1,000+++
       300  Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1987 A, 1.70%, VRDN
            due 7/1/17                                                             P-1          A-1+                  300+++
       300  Louisville & Jefferson Co. (KY) Reg. Arpt. Au. Spec. Fac. Rev.
            (UPS Worldwide Forwarding, Inc. Proj.), Ser. 1999 B, 1.75%,
            VRDN due 1/1/29                                                       VMIG1         A-1+                  300+++
       500  Madison Co. (IL) Env. Imp. Rev. (Shell Wood River Refining Co.
            Proj.), Ser. 1997, 1.75%, VRDN due 4/1/32                             VMIG1         A-1+                  500+++
       200  Madison Co. (IL) Env. Imp. Rev. (Shell Wood River Refining Co.
            Proj.), Ser. 1997 A, 1.75%, VRDN due 3/1/33                           VMIG1         A-1+                  200+++
     1,000  Mecklenberg (VA) IDA Rev., 2.10%, TECP due 6/28/02                    VMIG1                             1,000
     1,500  New York City (NY) Hsg. Dev. Corp. Multi-Family Rent Hsg. Rev.
            (Parkgate Dev.), Ser. 1998, 1.55%, VRDN due 10/15/28                                A-1+                1,500
     1,700  Port Bellingham (WA) Ind. Dev. Corp. Env. Fac. Ind. Rev. (BP West
            Coast Prod. LLC Proj.), Ser. 2002, 1.75%, VRDN due 12/1/33            VMIG1         A-1+                1,700+++
     4,000  Port of Anacortes (WA) IDC Ref. Rev. (Texaco Proj.), Ser. 1985,
            1.25%, TECP due 6/15/19                                                P-1          A-1+                4,000
     5,000  Port of Port Arthur (TX) Dist. Rev., Ser. 2000 A, 1.35%, TECP
            due 5/1/35                                                             P-1                              5,000
     1,000  Port of Port Arthur (TX) Navigation Dist. of Jefferson Co. Ref.
            PCR (Texaco Inc. Proj.), Ser. 1994, 1.70%, VRDN due 10/1/24           VMIG1                             1,000+++
     1,125  Salt Lake Co. (UT) Ref. PCR (Svc. Station Holdings Inc. Proj.),
            Ser. 1994, 1.65%, VRDN due 2/1/08                                      P-1          A-1+                1,125+++
       350  San Antonio (TX) Higher Ed. Au. Inc. Ref. Rev. (Trinity Univ. Proj.),
            Ser. 1993, 1.70%, VRDN due 4/1/04                                                   A-1+                  350
       100  Southwestern (IL) Dev. Au. Solid Waste Disp. Rev. (Shell Oil Co.
            Wood River Proj.), Ser. 1992, 1.75%, VRDN due 4/1/22                  VMIG1         A-1+                  100+++
     2,200  Stanton Co. (NE) IDR (Nucor Corp. Proj.), Ser. 1996, 1.90%,
            VRDN due 11/1/26                                                      VMIG1         A-1+                2,200+++
       100  Valdez (AK) Marine Term. Ref. Rev. (ExxonMobil Proj.), Ser. 2001,
            1.65%, VRDN due 1/1/31                                                VMIG1                               100
     1,400  West Side Calhoun Co. (TX) Nav. Dist. Sewage & Solid Waste
            Disp. Rev. (BP Chemicals Inc. Proj.), Ser. 1996, 1.75%, VRDN
            due 4/1/31                                                             P-1                              1,400+++
       500  Whiting (IN) Env. Fac. Rev. (Amoco Oil Co. Proj.), Ser. 2000,
            1.75%, VRDN due 7/1/31                                                VMIG1         A-1+                  500+++
       400  Whiting (IN) Swr. & Solid Waste Disp. Ref. Rev. (Amoco Oil Co.
            Proj.), Ser. 1999, 1.75%, VRDN due 1/1/26                             VMIG1         A-1+                  400+++
     1,300  Will Co. (IL) Exempt Fac. Ind. Rev. (Amoco Chemical Co. Proj.),
            Ser. 1998, 1.75%, VRDN due 3/1/28                                     VMIG1                             1,300+++
     1,885  Will Co. (IL) Exempt Fac. Rev. (ExxonMobil Oil Corp. Proj.),
            Ser. 2001, 1.75%, VRDN due 4/1/26                                     VMIG1                             1,885+++
                                                                                                                  -------
                                                                                                                   66,495
                                                                                                                  -------

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)


SCHEDULE OF INVESTMENTS MUNICIPAL MONEY FUND CONT'D
---------------------------------------------------

PRINCIPAL AMOUNT                      SECURITY @                                        RATING @@                VALUE ++
(000'S OMITTED)                                                                  MOODY'S         S&P      (000's OMITTED)
TAX-EXEMPT CASH EQUIVALENT SECURITIES-BACKED BY LETTERS OF CREDIT (50.4%)
ABN AMRO BANK NV

   $ 3,500  Frederick Co. (MD) Retirement Comm. Rev. (Buckingham's
            Choice, Inc. Fac.), Ser. 1997 E, 1.70%, VRDN due 1/1/27                              A-1+             $ 3,500
       150  Grand Forks (ND) Hlth. Care Fac. Rev. (United Hosp. Oblig. Group
            Proj.), Ser. 1992, 1.66%, VRDN due 12/1/16                            VMIG1                               150

BANK OF AMERICA

       800  Angelina & Neches Co. (TX) River Au. IDC Solid Waste Rev.,
            Ser. 1984 B, 1.75%, VRDN due 5/1/14                                    P-1                                800
       300  Angelina & Neches Co. (TX) River Au. IDC Solid Waste Rev.,
            Ser. 1984 D, 1.75%, VRDN due 5/1/14                                    P-1                                300
     1,200  Calhoun Co. (TX) Navigation IDA Port Rev. (Formosa Plastics
            Corp., Texas Proj.), Ser. 1994, 1.80%, VRDN due 11/1/15               VMIG1                             1,200
     3,670  Clarksville (TN) Pub. Bldg. Au. Rev., Ser. 1997, 1.70%, VRDN
            due 11/1/27                                                           VMIG1                             3,670
     2,400  Florida Hsg. Fin. Corp. Rev. (The Club at Vero Arpt. Proj.),
            Ser. 1998 E, 1.63%, VRDN due 6/1/17                                                  A-1+                2,400
     1,875  Hillsborough Co. (FL) Hsg. Fin. Au. Multi-Family Hsg. Rev.
            (Lakewood Shores Apts. Proj.), Ser. 2000 A, 1.78%, VRDN
            due 4/1/33                                                                           A-1+               1,875
     4,000  King Co. (WA) Hsg. Au. Rev. (Overlake TOD Proj.), Ser. 2000 B,
            1.80%, VRDN due 1/1/43                                                               A-1+               4,000
       300  Louisiana Pub. Fac. Au. IDR (Kenner Hotel L.P. Proj.), Ser. 1985,
            1.65%, VRDN due 12/1/15                                                P-1                                300
     2,800  Nashville & Davidson Co. (TN) Metro Gov't. IDB Multi-Family
            Hsg. Rev., Ser. 1996 A, 1.70%, VRDN due 9/1/06                        VMIG1                             2,800

BANK OF NOVA SCOTIA

       200  Delta Co. (MI) Econ. Dev. Corp. Env. Imp. Ref. Rev. (Mead-Escanaba
            Paper Co. Proj.), Ser. 1984 C, 1.65%, VRDN due 12/1/23                 P-1                                200
       450  Delta Co. (MI) Econ. Dev. Corp. Env. Imp. Ref. Rev. (Mead-Escanaba
            Paper Co. Proj.), Ser. 1985 E, 1.70%, VRDN due 12/1/23                 P-1                                450
     5,000  Sunshine St. (FL) Gov't. Fin. Comm. Rev., Ser. A, 1.60%, TECP
            due 7/12/02                                                            P-1           A-1                5,000
     2,831  Sunshine St. (FL) Gov't. Fin. Comm. Rev., Ser. A, 1.65%, TECP
            due 7/12/02                                                            P-1           A-1                2,831

BANK ONE

     2,000  Colorado Hlth. Fac. Au. Hosp. Rev. (Boulder Comm. Hosp. Proj.),
            Ser. 2000, 1.85%, VRDN due 10/1/30                                    VMIG1          A-1                2,000
     1,100  Emery Co. (UT) Ref. PCR (PacifiCorp Proj.), Ser. 1991, 1.75%,
             VRDN due 7/1/15                                                      VMIG1          A-1+               1,100
     1,500  Galveston (TX) Ind. Dev. Corp. Ref. Rev. (Mitchell Interests Proj.),
            Ser. 1993 A, 1.90%, VRDN due 9/1/13                                                  A-1                1,500
        50  Indiana Emp. Dev. Comm. Econ. Dev. Rev. (K & F Ind., Inc. Proj.),
            Ser. 1988, 2.10%, VRDN due 1/1/14                                     VMIG1                                50
     1,320  Indiana Hlth. Fac. Fin. Au. Hosp. Rev. (Deaconess Hosp., Inc.),
            Ser. 1992, 1.75%, VRDN due 1/1/22                                     VMIG1                             1,320
     4,000  Indianapolis (IN) Arpt. Au. Rev., 1.60%, TECP due 6/10/02              P-1           A-1                4,000
     2,000  Lake Charles (LA) Harbor & Rev. Dist. Ref. Rev. (Conoco Inc.
            Proj.), Ser. 1999 A, 1.65%, VRDN due 9/1/29                           VMIG1          A-1+               2,000
     4,000  Midlothian (TX) IDC Env. Fac. Rev. (Holnam TX L.P. Proj.),
            Ser. 1999, 1.70%, VRDN due 9/1/31                                                    A-1                4,000
       100  New York St. Energy Research & Dev. Au. PCR (Niagara Mohawk
            Pwr. Co. Proj.), Ser. 1986 A, 1.70%, VRDN due 12/1/26                  P-1                                100

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS MUNICIPAL MONEY FUND CONT'D
---------------------------------------------------

PRINCIPAL AMOUNT                      SECURITY @                                        RATING @@                VALUE ++
(000'S OMITTED)                                                                  MOODY'S         S&P      (000's OMITTED)
BANQUE NATIONALE DE PARIS

   $ 2,500  Pinal Co. (AZ) Ind. Dev. Au. Ref. PCR (Magma Copper Co. Proj.),
            Ser. 1992, 1.65%, VRDN due 12/1/11                                    VMIG1         A-1+              $ 2,500

BARCLAYS BANK INT'L., LTD.

     1,000  Farmington City (NM) PCR (Arizona Pub. Svc. Co. Four Corners
            Proj.), Ser. 1994 C, 1.70%, VRDN due 9/1/24                            P-1          A-1+                1,000
     6,620  Michigan Strategic Fund Solid Waste Disp. Rev. (Grayling
            Generating Proj.), Ser. 1990, 1.75%, VRDN due 1/1/14                  VMIG1                             6,620
     1,400  Ohio St. Wtr. Dev. Au. PCR (Ohio Edison Co. Proj.), Ser. 1988,
            1.70%, VRDN due 9/1/18                                                 P-1                              1,400

BAYERISCHE LANDESBANK GIROZENTRALE

     2,400  Chicago (IL) O'Hare Int'l. Arpt. Rev. (Gen. Arpt. Second Lien),
            Ser. 1988 A, 1.63%, VRDN due 1/1/18                                   VMIG1         A-1                 2,400
       400  Chicago (IL) O'Hare Int'l. Arpt. Rev. (Gen. Arpt. Second Lien),
            Ser. 1988 B, 1.63%, VRDN due 1/1/18                                   VMIG1                               400
     1,695  Idaho Hlth. Fac. Au. Rev. (St. Luke's Reg. Med. Ctr. Proj.),
            Ser. 1995, 1.65%, VRDN due 5/1/22                                     VMIG1                             1,695

BAYERISCHE VEREINSBANK AG

     3,000  Cambria Co. (PA) IDA Res. Rec. Rev. (Cambria CoGen Co. Proj.),
            Ser. 1998 A-1, 1.70%, VRDN due 12/1/28                                VMIG1                             3,000

CHASE MANHATTAN BANK, N.A.

     1,000  Anne Arundel Co. (MD) Econ. Dev. Rev. (Baltimore Gas & Elec. Co.
            Proj.), Ser. 1988, 1.65%, TECP due 12/1/18                            VMIG1         A-1                 1,000(L)
     2,000  Brazoria Co. (TX) Hlth. Fac. Dev. Corp. Hosp. Rev. (Brazosport Mem.
            Hosp.), Ser. 1999, 1.75%, VRDN due 7/1/13                             VMIG1                             2,000
     1,540  Douglas Co. (GA) Dev. Au. IDR (Whirlwind Steel Bldg., Inc. Proj.),
            Ser. 1997, 1.80%, VRDN due 12/1/12                                    VMIG1         A-1                 1,540
       200  Indiana Hlth. Fac. Fin. Au. Hosp. Rev. (Clarian Hlth. Oblig. Group),
            Ser. 2000 B, 1.66%, VRDN due 3/1/30                                   VMIG1                               200
       400  Lawrence Co. (SD) Solid Waste Disp. Rev. (Homestake Mining Co.
            Proj.), Ser. 1997 A, 1.80%, VRDN due 7/1/32                            P-1                                400
     4,000  Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. (Choctaw
            Generation Ltd.), Ser. 1998, 1.50%, TECP due 10/1/28                  VMIG1         A-1                 4,000

CITIBANK, N.A.

     1,100  Austin Co. (TX) Ind. Dev. Corp. IDR (Justin Ind., Inc. Proj.),
            Ser. 1984, 1.70%, VRDN due 12/1/14                                     P-1                              1,100

CREDIT SUISSE

     1,000  King George Co. (VA) IDA Exempt Fac. Rev. (Birchwood Pwr.
            Partners, L.P. Proj.), Ser. 1995, 1.70%, VRDN due 11/1/25                           A-1+                1,000
       870  Nashville (TN) Metro. Arpt. Au. Spec. Fac. Ref. Rev. (American
            Airlines, Inc. Proj.), Ser. 1995 A, 1.70%, VRDN due 10/1/12                         A-1+                  870
     1,000  Texas Capital Hlth. Fac. Dev. Corp. (Island on Lake Travis Ltd.
            Proj.), Ser. 1986, 1.75%, VRDN due 12/1/16                                          A-1+                1,000

DEUTSCHE BANK AG

     2,000  Elk Co. (PA) IDA Solid Waste Disp. Rev. (Willamette Ind., Inc.
            Proj.), Ser. 1992, 1.80%, VRDN due 8/1/10                                           A-1+                2,000
       300  Hapeville (GA) Dev. Au. IDR (Hapeville Hotel Ltd. Partnership
            Proj.), Ser. 1985, 1.65%, VRDN due 11/1/15                             P-1                                300
     1,900  Lincoln Parish (LA) Exempt Fac. Rev. (Willamette Ind., Inc. Proj.),
            Ser. 1996, 1.80%, VRDN due 4/1/26                                                   A-1+                1,900

FIRST UNION NATIONAL BANK

     1,000  Midlothian (TX) IDC Exempt Fac. Rev. (Texas Ind., Inc. Proj.),
            Ser. 1999, 1.90%, VRDN due 5/1/29                                     VMIG1         A-1+                1,000

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)


SCHEDULE OF INVESTMENTS MUNICIPAL MONEY FUND CONT'D
---------------------------------------------------

PRINCIPAL AMOUNT                      SECURITY @                                         RATING @@               VALUE ++
(000'S OMITTED)                                                                  MOODY'S         S&P      (000's OMITTED)
  $ 1,495   Philadelphia (PA) Hosp. & Higher Ed. Fac. Au. Rev. (Temple East,
            Inc.), Ser. 1999 B, 1.80%, VRDN due 6/1/14                                          A-1+              $ 1,495
     3,100  Washington Co. (PA) Au. Lease Rev. (Higher Ed. Pooled Equip.
            Leasing Prog.), Ser. 1985 A, 1.75%, VRDN due 11/1/05                  VMIG1                             3,100
     1,385  Whitfield Co. (GA) Residential Care Fac. Rev. (Royal Oaks Sr.
            Living Comm.), Ser. 1992, 1.70%, VRDN due 11/1/25                                   A-1                 1,385

GENERAL ELECTRIC CAPITAL CORP.

     1,000  Delaware Co. (PA) IDA Res. Rec. Fac. Ref. Rev. (Gen. Elec. Cap.
            Corp.), Ser. 1997 G, 1.55%, VRDN due 12/1/31                           P-1          A-1+                1,000
     4,700  Maine St. Hsg. Au. Multi-Family Rev. (Park Village Apts. Proj.),
            Ser. 1997, 1.80%, VRDN due 10/28/32                                   VMIG1                             4,700

HARRIS TRUST AND SAVINGS BANK

       300  Illinois Dev. Fin. Au. IDR (Grayhill, Inc. Proj.), Ser. 1995 C,
            1.85%, VRDN due 2/1/05                                                              A-1+                  300
       400  Illinois Dev. Fin. Au. IDR (Overton Gear & Tool Corp. Proj.),
            Ser. 1994, 1.85%, VRDN due 10/1/08                                                  A-1+                  400

LANDESBANK HESSEN-THUERINGEN GIROZENTRALE

     4,388  Harris Co. (TX) Hosp. Rev., 1.60%, TECP due 6/5/02                     P-1                              4,388
     4,700  Northampton Co. (PA) Higher Ed. Au. Rev. (Lafayette College),
            Ser. 1998 A, 1.70%, VRDN due 11/1/28                                                A-1+                4,700

LASALLE NATIONAL BANK

     1,900  Elmhurst City, DuPage & Cook Cos. (IL) IDR (Randall Mfg.
            Prod., Inc. Proj.), Ser. 2002, 1.88%, VRDN due 2/1/27                               A-1+                1,900

MORGAN GUARANTY TRUST CO.

     2,800  Austin (TX) Arpt. Sys. Prior Lien Rev., Ser. 1995 A, 1.75%,
            VRDN due 11/15/17                                                      P-1                              2,800
       400  Indiana Dev. Fin. Au. Env. Ref. Rev. (PSI Energy, Inc. Proj.),
            Ser. 1998, 1.75%, VRDN due 8/1/28                                     VMIG1         A-1+                  400
     4,000  Massachusetts Wtr. Res. Au. Rev., 1.55%, TECP due 6/12/02              P-1          A-1+                4,000
     2,750  Miami (OH) Montgomery Valley Hosp. Rev., 1.65%, TECP
            due 11/15/24                                                          VMIG1                             2,750
       100  New York City (NY) G.O., Ser. 1994 E-2, 1.55%, VRDN
            due 8/1/20                                                            VMIG1         A-1+                  100
     1,950  Omaha (NE) Pub. Pwr. Dist. Rev., 1.60%, TECP due 7/11/02               P-1          A-1+                1,950

NATIONAL WESTMINSTER BANK PLC

     2,800  Indiana Dev. Fin. Au. Solid Waste Disp. Rev. (Pure Air on the
            Lake, L.P. Proj.), Ser. 1990, 1.30%, TECP due 7/1/16                  VMIG1         A-1+                2,800
       300  Marion Co. (WV) Comm. Solid Waste Disp. Fac. Rev. (Grant Town
            Cogeneration Proj.), Ser. 1990 A, 1.75%, VRDN due 10/1/17             VMIG1         A-1+                  300
       300  Marion Co. (WV) Comm. Solid Waste Disp. Fac. Rev. (Grant Town
            Cogeneration Proj.), Ser. 1990 D, 1.80%, VRDN due 10/1/17             VMIG1         A-1+                  300

NORTHERN TRUST CO.

     2,000  Palm Beach Co. (FL) Rev. (The Henry Morrison Flagler Museum
            Proj.), Ser. 1999, 1.65%, VRDN due 11/1/34                             P-1          A-1+                2,000
     1,000  St. Joseph Co. (IN) Ed. Fac. Rev. (Univ. of Notre Dame du Lac
            Proj.), Ser. 2002, 1.65%, VRDN due 3/1/37                             VMIG1                             1,000(uu)

ROYAL BANK OF CANADA

     1,400  Gulf Coast (TX) IDA Env. Fac. Rev. (CITGO Petroleum Corp. Proj.),
            Ser. 2002, 1.80%, VRDN due 2/1/32                                     VMIG1                             1,400
       300  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
            Proj.), Ser. 1984 A-1, 1.66%, VRDN due 12/1/14                        VMIG1                               300
     1,200  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
            Proj.), Ser. 1984 A-3, 1.66%, VRDN due 12/1/14                        VMIG1                             1,200

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS MUNICIPAL MONEY FUND CONT'D
---------------------------------------------------

PRINCIPAL AMOUNT                      SECURITY @                                        RATING @@                VALUE ++
(000'S OMITTED)                                                                  MOODY'S         S&P      (000's OMITTED)
   $   300  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
            Proj.), Ser. 1984 A-4, 1.66%, VRDN due 12/1/14                        VMIG1                             $ 300
       300  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
            Proj.), Ser. 1984 B-3, 1.66%, VRDN due 12/1/14                        VMIG1                               300
       400  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
            Proj.), Ser. 1984 B-5, 1.66%, VRDN due 12/1/14                        VMIG1                               400

SLM HOLDING CORP.

     2,200  Panhandle-Plains (TX) Higher Ed. Au. Inc. Std. Loan Rev.,
            Ser. 1991 A, 1.75%, VRDN due 6/1/21                                   VMIG1                             2,200
     1,600  Panhandle-Plains (TX) Higher Ed. Au. Inc. Std. Loan Rev.,
            Ser. 1995 A, 1.75%, VRDN due 6/1/25                                   VMIG1                             1,600

SOCIETE GENERALE

     6,000  Chicago (IL) O'Hare Int'l. Arpt. Rev. (Gen. Arpt. Second Lien),
            Ser. 1984 A, 1.58%, VRDN due 1/1/15                                   VMIG1         A-1+                6,000
     1,800  Chicago (IL) O'Hare Int'l. Arpt. Spec. Fac. Rev. (Compagnie
            Nationale Air France Proj.), Ser. 1990, 1.80%, VRDN due 5/1/18                      A-1+                1,800
       200  Los Angeles (CA) Reg. Arpt. Imp. Corp. Fac. Sublease Rev.
            (Los Angeles Int'l. Arpt.), Ser. 1985, 1.66%, VRDN due 12/1/25                      A-1+                  200
       400  Los Angeles (CA) Reg. Arpt. Imp. Corp. Term. Fac. Completion
            Rev. (Los Angeles Int'l. Arpt.), Ser. 1989, 1.70%, VRDN
            due 12/1/25                                                                         A-1+                  400
     3,500  Ohio St. Air Quality Dev. Au. Rev. (JMG Funding L.P. Proj.),
            Ser. 1994 B, 1.80%, VRDN due 4/1/28                                   VMIG1         A-1+                3,500
     2,900  Ohio St. Air Quality Dev. Au. Rev. (JMG Funding L.P. Proj.),
            Ser. 1995 A, 1.63%, VRDN due 4/1/29                                                 A-1+                2,900

STATE STREET BANK AND TRUST COMPANY

     3,000  Arizona Ed. Loan Mktg. Corp. Ed. Loan Rev., Ser. 1991 A, 1.70%,
            VRDN due 12/1/20                                                      VMIG1                             3,000
       700  Rhode Island Std. Loan Au. Prog. Rev., Ser. 1995-1, 1.80%,
            VRDN due 7/1/19                                                                     A-1+                  700
     2,000  Rhode Island Std. Loan Au. Prog. Rev., Ser. 1996-3, 1.80%,
            VRDN due 6/1/26                                                                     A-1+                2,000
     1,250  Texas St. Rev. (Water Dev. Board), Ser. 1992 A, 1.70%,
            VRDN due 3/1/15                                                       VMIG1                             1,250

SUNTRUST BANK

     1,600  Clark Co. (AR) Solid Waste Disp. Rev. (Reynolds Metals Co. Proj.),
            Ser. 1992, 1.70%, VRDN due 8/1/22                                      P-1          A-1+                1,600
       600  DeKalb (GA) Private Hosp. Au. Anticipation Cert. Rev. (Egleston
            Children's Hosp.), Ser. 1994 A, 1.70%, VRDN due 3/1/24                VMIG1         A-1+                  600
       700  Mayfield (KY) IDR (Seaboard Farms of Kentucky, Inc. Proj.),
            Ser. 1989, 1.80%, VRDN due 8/1/19                                     VMIG1                               700
     5,000  Sarasota (FL) Hosp. Rev. (Sarasota Memorial Hosp.),
            Ser. 1995 C, 1.55%, TECP due 10/1/20                                  VMIG1         A-1+                5,000

TORONTO DOMINION BANK

       300  Beltrami Co. (MN) Env. Ctrl. Ref. Rev. (Northwood Panelboard Co.
            Proj.), Ser. 1991, 1.65%, VRDN due 12/1/21                                          A-1+                  300
     1,220  Cleveland (OH) Arpt. Sys. Rev., Ser. D, 1.75%, VRDN due 1/1/27        VMIG1         A-1+                1,220
     2,500  Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Ref. Rev., Ser. 1998 A,
            1.70%, VRDN due 1/1/18                                                VMIG1         A-1+                2,500
     1,800  Utah St. G.O., Ser. 1999 A, 1.65%, VRDN due 7/1/16                    VMIG1         A-1+                1,800

UNION BANK OF SWITZERLAND

       500  Alaska Ind. Dev. & Export Au. Fac. Rev. (Fairbanks Gold Mining, Inc.
            Proj.), Ser. 1997, 1.70%, VRDN due 5/1/09                             VMIG1         A-1+                  500

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)


SCHEDULE OF INVESTMENTS MUNICIPAL MONEY FUND CONT'D
---------------------------------------------------

PRINCIPAL AMOUNT                      SECURITY @                                        RATING @@                VALUE ++
(000'S OMITTED)                                                                  MOODY'S         S&P      (000's OMITTED)
   $   400  Clark Co. (NV) Arpt. Sys. Sub. Lien Rev., Ser. 1995 A-2, 1.63%,
            VRDN due 7/1/25                                                       VMIG1         A-1+              $   400
       830  Pennsylvania Energy Dev. Au. Rev. (B & W Ebensburg Proj.),
            Ser. 1986, 1.75%, VRDN due 12/1/11                                    VMIG1                               830
       400  Sullivan Co. (TN) IDB Ref. PCR (Mead Corp. Proj.), Ser. 1986,
            1.57%, VRDN due 10/1/16                                                             A-1+                  400

WACHOVIA BANK & TRUST CO.

       500  Fulco (GA) Hosp. Au. Anticipation Cert. Rev. (Shepherd Ctr., Inc.
            Proj.), Ser. 1997, 1.70%, VRDN due 9/1/17                                           A-1+                  500
     4,300  Jackson-Union Cos. (IL) Reg. Port Dist. Port Fac. Ref. Rev. (Enron
            Trans. Svc., L.P. Proj.), Ser. 1994, 1.63%, VRDN due 4/1/24           VMIG1         A-1+                4,300
       500  Morgan Co. (UT) Solid Waste Disp. Rev. (Holnam Inc. Proj.),
            Ser. 1996, 1.76%, VRDN due 8/1/31                                     VMIG1         A-1+                  500
       300  North Carolina Ed. Fac. Fin. Agcy. Updates Rev. (Bowman Gray
            Sch. of Medicine Proj.), Ser. 1996, 1.58%, VRDN due 9/1/26            VMIG1                               300
     1,200  South Carolina Jobs Econ. Dev. Au. Hosp. Rev. (Tuomey Reg. Med.
            Ctr.), Ser. 1995 B, 1.70%, VRDN due 11/1/25                           VMIG1         A-1+                1,200
     2,350  South Carolina Jobs Econ. Dev. Au. Rev. (Florence RHF Hsg., Inc.
            Proj.), Ser. 1987 A, 1.80%, VRDN due 11/7/07                           P-1                              2,350

WELLS FARGO & CO.

       800  New Ulm (MN) Hosp. Ref. Rev. (Hlth. Central Sys. Proj.), Ser. 1985,
            1.65%, VRDN due 8/1/14                                                              A-1+                  800

WESTDEUTSCHE LANDESBANK GIROZENTRALE


     1,825  Clark Co. (NV) Arpt. Sys. Sub. Lien Rev., Ser. 1995 A-1, 1.65%,
            VRDN due 7/1/25                                                       VMIG1         A-1+                1,825
     4,000  District of Columbia Multimodal Univ. Rev. (American Univ. Issue),
            Ser. 1999, 1.60%, VRDN due 1/1/28                                      P-1          A-1                 4,000
     2,000  Nueces Co. (TX) Port of Corpus Christi Au. Marine Term. Rev.
            (Reynolds Metal Co.), Ser. 1984, 1.65%, VRDN due 9/1/14                             A-1+                2,000
     4,000  Pennsylvania Econ. Dev. Fin. Au. Exempt Fac. Rev. (Reliant Energy
            Seward, LLC Proj.), Ser. 2001 A, 1.75%, VRDN due 12/1/36              VMIG1                             4,000
                                                                                                                  -------
                                                                                                                  191,714
                                                                                                                  -------

TAX-EXEMPT CASH EQUIVALENT SECURITIES-BACKED BY INSURANCE (9.9%)

AMERICAN MUNICIPAL BOND ASSURANCE CORP.

     1,500  Coastal Bend (TX) Hlth. Fac. Dev. Corp. Rev. (Incarnate Word Hlth.
            Sys.), Ser. 1998 B, 1.68%, VRDN due 8/15/28                           VMIG1         SP-1+               1,500
     1,500  Illinois Dev. Fin. Au. Rev. (Local Gov't. Fin. Prog.), Ser. 1999 A,
            1.90%, VRDN due 9/1/29                                                VMIG1                             1,500
     1,400  Illinois Hlth. Fac. Au. Rev. (Swedish Covenant Hosp. Proj.),
            Ser. 1995, 1.65%, VRDN due 8/1/25                                     VMIG1         A-1                 1,400
     2,600  Indiana Secondary Mkt. for Ed. Loans, Inc. Rev., Ser. 1988 B,
            1.75%, VRDN due 12/1/13                                               VMIG1         A-1+                2,600
     1,160  Michigan Higher Ed. Student Loan Au. Ref. Rev., Ser. 1988 XII B,
            1.75%, VRDN due 10/1/13                                               VMIG1         A-1                 1,160
       100  New York City (NY) G.O., Ser. 2002 A-7, 1.55%, VRDN due 11/1/24       VMIG1         A-1                   100
     2,000  Pennsylvania St. Higher Ed. Assist. Agcy. Std. Loan Rev.,
            Ser. 1995 A, 1.70%, VRDN due 12/1/25                                  VMIG1         A-1+                2,000(u)
     2,000  Utah St. Board of Regents Std. Loan Rev., Ser. 1995 L, 1.75%,
            VRDN due 11/1/25                                                                    A-1+                2,000

FINANCIAL GUARANTY INSURANCE CO.

     3,300  Arizona Hlth. Fac. Au. Rev. (Pooled Loan Prog.), Ser. 1985, 1.68%,
            VRDN due 10/1/15                                                      VMIG1         A-1                 3,300
     1,385  Central Bucks (PA) Sch. Dist., Ser. 2000 A, 1.75%, VRDN
            due 2/1/20                                                            VMIG1                             1,385

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS MUNICIPAL MONEY FUND CONT'D
---------------------------------------------------

PRINCIPAL AMOUNT                      SECURITY @                                RATING @@                        VALUE ++
(000'S OMITTED)                                                                  MOODY'S         S&P      (000's OMITTED)
    $  700  Eastern Michigan Univ. (MI) Ref. Rev., Ser. 2001, 1.70%, VRDN
            due 6/1/27                                                                          A-1+              $   700
     1,100  New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.,
            Ser. 1992 C, 1.65%, VRDN due 6/15/22                                  VMIG1         A-1+                1,100

FINANCIAL SECURITY ASSURANCE INC.

     4,100  California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2000 M,
            1.57%, VRDN due 8/1/19                                                VMIG1                             4,100
       100  New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.,
            Ser. 2000 C, 1.60%, VRDN due 6/15/33                                   P-1          A-1+                  100

MUNICIPAL BOND INVESTORS ASSURANCE CORP.

     1,630  Charlotte (NC) Arpt. Ref. Rev., Ser. 1997 A, 1.75%, VRDN
            due 7/1/17                                                            VMIG1         A-1                 1,630
       350  Clark Co. (NV) Arpt. Sub. Lien Rev., Ser. 1998 B, 1.63%, VRDN
            due 7/1/28                                                            VMIG1         A-1+                  350
       900  Kentucky Higher Ed. Std. Loan Corp. Rev., Ser. 1996 A,
            1.75%, VRDN due 6/1/26                                                VMIG1         A-1+                  900
       100  Massachusetts Hlth. & Ed. Fac. Au. Rev. (Cap. Asset Prog.),
            Ser. 1985 D, 1.65%, VRDN due 1/1/35                                   VMIG1         A-1+                  100
       100  New York City (NY) G.O., Ser. 1995 B-3, 1.65%, VRDN
            due 8/15/04                                                           VMIG1         A-1+                  100
     1,600  North Central (TX) Hlth. Fac. Dev. Corp. Hosp. Rev. (Methodist
            Hosp. of Dallas), Ser. 1985 B, 1.70%, VRDN due 10/1/15                              A-1+                1,600
       290  Polk Co. (IA) Hosp. Equip. & Imp. Rev., Ser. 1985,
            1.80%, VRDN due 12/1/05                                               VMIG1         A-1                   290
    10,000  South Texas Higher Ed. Au. Inc. Std. Loan Rev., Ser. 1998,
            1.75%, VRDN due 12/1/03                                               VMIG1                            10,000
                                                                                                                  -------
                                                                                                                   37,915
                                                                                                                  -------

            TOTAL INVESTMENTS (100.5%)                                                                            382,557

            Liabilities, less cash, receivables and other assets [(0.5%)]                                          (2,035)

                                                                                                                  -------
            TOTAL NET ASSETS (100.0%)                                                                            $380,522
                                                                                                                  -------

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)


SCHEDULE OF INVESTMENTS MUNICIPAL SECURITIES TRUST
--------------------------------------------------

PRINCIPAL AMOUNT                        SECURITY @                                       RATING                   VALUE +
(000'S OMITTED)                                                                  MOODY'S        S&P       (000'S OMITTED)
TAX-EXEMPT SECURITIES-PRE-REFUNDED BACKED BY U.S. GOVERNMENT SECURITIES (10.1%)
    $1,000  Clark Co. (NV) Sch. Dist. Imp. G.O., Ser. 1995 A, 5.60%,
            due 6/15/08 P/R 6/15/05                                               Aaa           AAA               $ 1,089
     1,000  Mecklenburg Co. (NC) Pub. Imp. G.O., Ser. 1994, 5.50%,
            due 4/1/12 P/R 4/1/04                                                 Aaa           AAA                 1,077
     1,000  Phoenix (AZ) Civic Imp. Corp. Jr. Lien Wastewater Sys. Rev.,
            Ser. 2000, 6.00%, due 7/1/12 P/R 7/1/10                               Aaa           AAA                 1,147
                                                                                                                  -------
                                                                                                                    3,313
                                                                                                                  -------

TAX-EXEMPT SECURITIES-BACKED BY INSURANCE (32.2%)
AMERICAN MUNICIPAL BOND ASSURANCE CORP.

     1,000  Atlanta (GA) Arpt. Fac. Ref. Rev., Ser. 1996, 6.50%, due 1/1/06       Aaa           AAA                 1,110
     1,000  Larimer Co. (CO) Sales & Use Tax Rev., Ser. 2000, 5.75%,
            due 12/15/15                                                          Aaa           AAA                 1,090
     1,000  Puerto Rico Hwy. & Trans. Au. Trans. Rev., Ser. A, 5.50%, due 7/1/09  Aaa           AAA                 1,111
FINANCIAL GUARANTY INSURANCE CO.

     1,000  Dade Co. (FL) Wtr. & Swr. Sys. Rev., Ser. 1995, 6.25%, due 10/1/06    Aaa           AAA                 1,124
       750  Detroit (MI) Wayne Co. Sch. Dist. Sch. Bldg. & Site Imp. Ref. G.O.,
            Ser. 1998 C, 5.25%, due 5/1/13                                        Aaa           AAA                   806
     1,000  Grapevine (TX) Combination Tax & Tax Increment Reinvestment
            Zone Rev., Ser. 2000, 5.63%, due 8/15/15                              Aaa           AAA                 1,068
     1,000  Tampa Bay (FL) Wtr. Util. Sys. Rev., Ser. 1998 B, 5.13%,
            due 10/1/09                                                           Aaa           AAA                 1,078
FINANCIAL SECURITY ASSURANCE INC.

       800  Will & Kendall Cos. (IL) Plainfield Comm. Cons. Sch. Dist.
            Number 202 Sch. Bldg. G.O., Ser. 2001, 5.38%, due 1/1/13                            AAA                   854
MUNICIPAL BOND INVESTORS ASSURANCE CORP.

     1,000  Mississippi Dev. Bank Spec. Oblig. Rev. (Muni. Gas Au. Natural Gas
            Supply Proj.), Ser. 1998, 5.00%, due 1/1/08                           Aaa           AAA                 1,055
     1,100  Orange Co. (CA) Local Trans. Au. Measure M Sales Tax (Limited Tax)
            Second Sr. Rev., Ser. 1998 A, 5.50%, due 2/15/10                      Aaa           AAA                 1,216
                                                                                                                  -------
                                                                                                                   10,512
                                                                                                                  -------

TAX-EXEMPT SECURITIES-OTHER (50.8%)

     1,000  Board of Regents of the Texas A&M Univ. Sys. Perm. Univ. Fund
            Rev., Ser. 1998, 5.00%, due 7/1/08                                    Aaa           AAA                 1,068
     1,000  Columbus (OH) Var. Purp. Ltd. Tax G.O., Ser. 1998-1, 5.00%,
            due 6/15/08                                                           Aaa           AAA                 1,073
       400  Denver (CO) City & Co. Sch. Dist. No. 1 Ref. G.O., Ser. 1994 A,
            6.50%, due 6/1/10                                                     Aa3           AA-                   467
       500  Florida St. Board of Ed. Cap. Outlay Ref. G.O., Ser. 1998 B, 5.25%,
            due 6/1/09                                                            Aa2           AA+                   541
     1,000  Georgia G.O., Ser. 1995 C, 7.25%, due 7/1/04                          Aaa           AAA                 1,099
     1,000  Illinois St. Sales Tax Rev., Ser. 1997 Y, 5.25%, due 6/15/10          Aa2           AAA                 1,079
     1,000  Lake Co. (IL) Forest Preserve Dist. Ref. G.O., Ser. 1997, 5.50%,
            due 2/1/09                                                            Aa1           AAA                 1,092
     1,000  Lake Co. (IL) Sch. Dist. Number 109 Deerfield Ref. G.O.,
            Ser. 1999 C, 5.00%, due 12/15/14                                      Aa2           AA+                 1,045
     1,000  Minnesota St. Var. Purp. G.O., 5.25%, due 8/1/13                      Aaa           AAA                 1,055
        85  Mississippi Higher Ed. Assist. Corp. Std. Loan Sub. Rev.,
            Ser. 1993 C, 6.05%, due 9/1/07                                         A                                   87
     1,000  Missouri St. Env. Imp. & Energy Res. Au. Wtr. Ref. PCR
            (St. Revolving Fund Prog.-Master Trust),
            Ser. 2001 B, 5.50%, due 1/1/11                                        Aaa           AAA                 1,099

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS MUNICIPAL SECURITIES TRUST CONT'D
---------------------------------------------------------

PRINCIPAL AMOUNT                        SECURITY @                                       RATING                   VALUE +
(000'S OMITTED)                                                                  MOODY'S        S&P       (000'S OMITTED)
    $1,000  Nevada Ref. Ltd. Tax G.O., Ser. 1997 A-2, 6.00%, due 5/15/06          Aa2           AA               $  1,103
       500  New Jersey Bldg. Au. St. Bldg. Rev., Ser. 1994, 5.00%, due 6/15/11    Aa3           AA                    522
       575  New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 1999 A, 5.63%,
            due 6/15/13                                                           Aa3           AA                    639
     1,000  Northside (TX) Independent Sch. Dist. Unlimited Tax Sch. Bldg. G.O.,
            Ser. 1999 A, 6.38%, due 8/15/09                                       Aaa           AAA                 1,152
       500  Oklahoma City (OK) Ref. G.O., Ser. 1993, 5.55%, due 8/1/11            Aa2           AA                    554
       735  Ramsey Co. (MN) Cap. Imp. Plan G.O., Ser. 2000 A, 5.80%,
            due 2/1/16                                                            Aaa           AAA                   782
     1,000  San Antonio (TX) Elec. & Gas Sys. Ref. Rev., Ser. 1998 A, 5.00%,
            due 2/1/05                                                            Aa1           AA                  1,053
     1,000  Texas Pub. Fin. Au. Ref. G.O., Ser. 1998 B, 5.13%, due 10/1/09        Aa1           AA                  1,074
                                                                                                                  -------
                                                                                                                   16,584
                                                                                                                  -------

TAX-EXEMPT CASH EQUIVALENT SECURITIES (0.6%)

       200  Ascension Parish (LA) Rev. (Shell Chemical LP Proj.), Ser. 2001,
            1.75%, VRDN due 12/1/36                                               VMIG1         A-1+                  200
                                                                                                                  -------
TAX-EXEMPT CASH EQUIVALENT SECURITIES-BACKED BY LETTERS OF CREDIT (4.9%)
BANK OF NOVA SCOTIA
       200  Delta Co. (MI) Econ. Dev. Corp. Env. Imp. Ref. Rev. (Mead-Escanaba
            Paper Co. Proj.), Ser. 1984 C, 1.65%, VRDN due 12/1/23                P-1                                 200
BAYERISCHE VEREINSBANK AG

       200  Clark Co. (NV) Spec. Imp. Dist. Number 128 (The Summerlin
            Centre) Local Imp. Rev., Ser. 2000 A, 1.65%, VRDN due 2/1/21          VMIG1                               200
       100  Phenix City (AL) IDB Env. Imp. Rev. (Mead Coated Board Proj.),
            Ser. 1996, 1.57%, VRDN due 3/1/31                                     VMIG1                               100
CHASE MANHATTAN BANK, N.A.

     1,000  Cuyahoga Co. (OH) Hosp. Imp. Rev. (Univ. Hosp. of Cleveland
            Proj.), Ser. 1985, 1.57%, VRDN due 1/1/16                             VMIG1                             1,000
ROYAL BANK OF CANADA

       100  Lone Star (TX) Arpt. Imp. Au. Inc. Rev. (American Airlines, Inc.
            Proj.), Ser. 1984 A-2, 1.66%, VRDN due 12/1/14                        VMIG1                               100
                                                                                                                  -------
                                                                                                                    1,600
                                                                                                                  -------

            TOTAL INVESTMENTS (98.6%) (COST $31,090)                                                               32,209##

            Cash, receivables and other assets, less liabilities (1.4%)                                               466

                                                                                                                  -------
            TOTAL NET ASSETS (100.0%)                                                                             $32,675
                                                                                                                  -------

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)


NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------

+ Investment securities of the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the trustees of Neuberger Berman Income Funds (the "Trust") believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

++ Investment securities of the Fund are valued at amortized cost, which approximates U.S. Federal income tax cost.

#    At cost, which approximates market value.

## At April 30, 2002, selected Fund information on a U.S. Federal income tax basis was as follows:

                                                                                GROSS                GROSS                 NET
                                                                           UNREALIZED           UNREALIZED          UNREALIZED
NEUBERGER BERMAN                                             COST        APPRECIATION         DEPRECIATION        APPRECIATION
HIGH YIELD BOND FUND                                $  20,864,000        $    738,000         $    401,000        $    337,000
LIMITED MATURITY BOND FUND                            235,719,000           4,174,000              868,000           3,306,000
MUNICIPAL SECURITIES TRUST                             31,090,000           1,125,000                6,000           1,119,000

@ Municipal securities held by Neuberger Berman Municipal Money Fund ("Municipal Money") and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") are within the two and four highest rating categories, respectively, assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the Fund's investment manager to be of comparable quality. Approximately 76% and 48% of the municipal securities held by Municipal Money and Municipal Securities Trust, respectively, have credit enhancement features backing them, which the Funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the Funds the right to sell back the issue on the date specified.

@@ Where no rating appears from any NRSRO, the security is deemed unrated for purposes of Rule 2a-7 under the Investment Company Act of 1940, as amended. Each of these securities is an eligible security based on a comparable quality analysis performed by the Fund's investment manager.

(*) Not rated by Moody's; the rating shown is from Fitch Investors Services, Inc.

*    Non-income producing security - in default.

** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At April 30, 2002, these securities amounted to $3,558,000 or 16.3% of net assets for Neuberger Berman High Yield Bond Fund and $12,947,000 or 5.4% of net assets for Neuberger Berman Limited Maturity Bond Fund.

++   Security is guaranteed by the corporate obligor.

NOTES TO SCHEDULE OF INVESTMENTS CONT'D
---------------------------------------

(LL) Security is subject to a fractional guarantee provided by Chase Manhattan Bank, N.A. and Bank of New York Co., Inc., each backing 50% of the total principal.

(u) Security is subject to a fractional guarantee provided by Credit Suisse First Boston, Inc. and American Municipal Bond Assurance Corp., each backing 50% of the total principal.

(uu) Security is subject to a fractional guarantee provided by Northern Trust Co. and Fifth Third Bank, each backing 50% of the total principal.




See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------

                                                         --------------------------------------------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                   CASH     GOVERNMENT MONEY     HIGH YIELD BOND     LIMITED MATURITY
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                    RESERVES                 FUND                FUND            BOND FUND
ASSETS
    INVESTMENTS IN SECURITIES, AT VALUE* (NOTE A)--SEE
    SCHEDULE OF INVESTMENTS                                 $737,513           $1,453,444             $21,201             $239,025
-----------------------------------------------------------------------------------------------------------------------------------
    Cash                                                          --                   --                   8                    5
-----------------------------------------------------------------------------------------------------------------------------------
    Interest receivable                                        4,740                1,738                 459                2,432
-----------------------------------------------------------------------------------------------------------------------------------
    Receivable for securities sold                                --                   --                 177                  397
-----------------------------------------------------------------------------------------------------------------------------------
    Receivable for Fund shares sold                            9,123                   78                  38                  918
-----------------------------------------------------------------------------------------------------------------------------------
    Deferred organization costs (Note A)                          --                   --                   9                   --
-----------------------------------------------------------------------------------------------------------------------------------
    Receivable from administrator--net (Note B)                   --                   --                   6                   --
-----------------------------------------------------------------------------------------------------------------------------------
    Prepaid expenses and other assets                             15                    5                  --                    5
===================================================================================================================================
TOTAL ASSETS                                                 751,391            1,455,265              21,898              242,782
===================================================================================================================================
LIABILITIES
    Dividends payable                                            772                1,449                  36                   65
-----------------------------------------------------------------------------------------------------------------------------------
    Payable for securities purchased                              --               53,966                  50                   --
-----------------------------------------------------------------------------------------------------------------------------------
    Payable for Fund shares redeemed                             868                5,756                   5                3,802
-----------------------------------------------------------------------------------------------------------------------------------
    Payable to investment manager (Note B)                       150                  245                   6                   48
-----------------------------------------------------------------------------------------------------------------------------------
    Payable to administrator--net (Note B)                       168                  183                  --                   45
-----------------------------------------------------------------------------------------------------------------------------------
    Accrued expenses and other payables                          351                   88                  26                  121
===================================================================================================================================
TOTAL LIABILITIES                                              2,309               61,687                 123                4,081
===================================================================================================================================
NET ASSETS AT VALUE                                         $749,082           $1,393,578             $21,775             $238,701
===================================================================================================================================
NET ASSETS CONSIST OF:
    Paid-in capital                                         $749,082           $1,393,550             $29,440             $261,821
-----------------------------------------------------------------------------------------------------------------------------------
    Undistributed (dividends in excess of) net
      investment income                                           --                   --                 (93)                (919)
-----------------------------------------------------------------------------------------------------------------------------------
    Accumulated net realized gains (losses) on
      investments                                                 --                   28              (7,909)             (25,507)
-----------------------------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation (depreciation)
      in value of investments                                     --                   --                 337                3,306
===================================================================================================================================
NET ASSETS AT VALUE                                         $749,082           $1,393,578             $21,775             $238,701
===================================================================================================================================
NET ASSETS
    Investor Class                                          $749,082           $1,393,578             $21,775             $199,690
-----------------------------------------------------------------------------------------------------------------------------------
    Trust Class                                                   --                   --                  --               39,011
-----------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED
  SHARES AUTHORIZED)
    Investor Class                                           749,082            1,393,550               3,134               20,839
-----------------------------------------------------------------------------------------------------------------------------------
    Trust Class                                                   --                   --                  --                4,272
===================================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE
    Investor Class                                          $   1.00           $     1.00             $  6.95             $   9.58
-----------------------------------------------------------------------------------------------------------------------------------
    Trust Class                                                   --                   --                  --                 9.13
===================================================================================================================================
*COST OF INVESTMENTS                                        $737,513           $1,453,444             $20,864             $235,719
===================================================================================================================================


See Notes to Financial Statements

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)

                                                        -------------------------------------------------------
NEUBERGER BERMAN INCOME FUNDS                               MUNICIPAL MONEY               MUNICIPAL SECURITIES
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                               FUND                              TRUST
ASSETS
    INVESTMENTS IN SECURITIES, AT VALUE* (NOTE A)--SEE
    SCHEDULE OF INVESTMENTS                                        $382,557                            $32,209
---------------------------------------------------------------------------------------------------------------
    Cash                                                                  7                                103
---------------------------------------------------------------------------------------------------------------
    Interest receivable                                               1,750                                476
---------------------------------------------------------------------------------------------------------------
    Receivable for securities sold                                    4,480                                 --
---------------------------------------------------------------------------------------------------------------
    Receivable for Fund shares sold                                   1,858                                 39
---------------------------------------------------------------------------------------------------------------
    Deferred organization costs (Note A)                                 --                                 --
---------------------------------------------------------------------------------------------------------------
    Receivable from administrator--net (Note B)                          --                                  1
---------------------------------------------------------------------------------------------------------------
    Prepaid expenses and other assets                                     3                                 --
===============================================================================================================
TOTAL ASSETS                                                        390,655                             32,828
===============================================================================================================
LIABILITIES
    Dividends payable                                                   313                                 14
---------------------------------------------------------------------------------------------------------------
    Payable for securities purchased                                  9,562                                 --
---------------------------------------------------------------------------------------------------------------
    Payable for Fund shares redeemed                                     12                                110
---------------------------------------------------------------------------------------------------------------
    Payable to investment manager (Note B)                               79                                  6
---------------------------------------------------------------------------------------------------------------
    Payable to administrator--net (Note B)                               86                                 --
---------------------------------------------------------------------------------------------------------------
    Accrued expenses and other payables                                  81                                 23
===============================================================================================================
TOTAL LIABILITIES                                                    10,133                                153
===============================================================================================================
NET ASSETS AT VALUE                                                $380,522                            $32,675
===============================================================================================================
NET ASSETS CONSIST OF:
    Paid-in capital                                                $380,528                            $31,422
---------------------------------------------------------------------------------------------------------------
    Undistributed (dividends in excess of) net
      investment income                                                   1                                 --
---------------------------------------------------------------------------------------------------------------
    Accumulated net realized gains (losses) on
      investments                                                        (7)                               134
---------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation (depreciation)
      in value of investments                                            --                              1,119
===============================================================================================================
NET ASSETS AT VALUE                                                $380,522                            $32,675
===============================================================================================================
NET ASSETS
    Investor Class                                                 $380,522                            $32,675
---------------------------------------------------------------------------------------------------------------
    Trust Class                                                          --                                 --
---------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED
  SHARES AUTHORIZED)
    Investor Class                                                  380,602                              2,842
---------------------------------------------------------------------------------------------------------------
    Trust Class                                                          --                                 --
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE
    Investor Class                                                 $   1.00                            $ 11.50
---------------------------------------------------------------------------------------------------------------
    Trust Class                                                          --                                 --
===============================================================================================================
*COST OF INVESTMENTS                                               $382,557                            $31,090
===============================================================================================================

STATEMENTS OF OPERATIONS
------------------------

                                                                    ---------------------------------------------------------------
                                                                                  GOVERNMENT
NEUBERGER BERMAN INCOME FUNDS                                              CASH        MONEY   HIGH YIELD BOND    LIMITED MATURITY
(000'S OMITTED)                                                        RESERVES         FUND              FUND           BOND FUND
INVESTMENT INCOME
Interest income (Note A)                                                $10,383      $11,065             $ 841             $ 6,683
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:

Investment management fee (Note B)                                        1,070        1,266                36                 296
-----------------------------------------------------------------------------------------------------------------------------------
Administration fee (Note B):
-----------------------------------------------------------------------------------------------------------------------------------
      Investor Class                                                      1,210        1,458                26                 269
      -----------------------------------------------------------------------------------------------------------------------------
      Trust Class                                                            --           --                --                  94
      -----------------------------------------------------------------------------------------------------------------------------
Shareholder servicing agent fees:
-----------------------------------------------------------------------------------------------------------------------------------
      Investor Class                                                        123           39                 7                  68
      -----------------------------------------------------------------------------------------------------------------------------
      Trust Class                                                            --           --                --                   9
      -----------------------------------------------------------------------------------------------------------------------------
Amortization of deferred organization and initial offering
  expenses (Note A)                                                          --           --                 5                  --
-----------------------------------------------------------------------------------------------------------------------------------
Auditing fees                                                                19           19                15                  20
-----------------------------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                     111           82                20                  62
-----------------------------------------------------------------------------------------------------------------------------------
Insurance expense                                                            13            3                --                   2
-----------------------------------------------------------------------------------------------------------------------------------
Legal fees                                                                   14           13                12                  12
-----------------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                 20           23                16                  52
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                          33           13                 6                  18
-----------------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                  19           19                19                  19
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                               185           59                 2                  14
===================================================================================================================================
Total expenses                                                            2,817        2,994               164                 935

Expenses reimbursed by administrator and/or reduced by custodian
  fee expense offset arrangement (Note B)                                    (1)        (370)              (68)                (85)
  =================================================================================================================================
Total net expenses                                                        2,816        2,624                96                 850
===================================================================================================================================
Net investment income (loss)                                              7,567        8,441               745               5,833
===================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investment securities sold                       --           28              (497)                645
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency (Note A)                        --           --                --                (135)
-----------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
-----------------------------------------------------------------------------------------------------------------------------------
      Investment securities (Note A)                                         --           --               741              (5,125)
      -----------------------------------------------------------------------------------------------------------------------------
      Foreign currency (Note A)                                              --           --                --                   2
      =============================================================================================================================
Net gain (loss) on investments                                               --           28               244              (4,613)
===================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 7,567      $ 8,469             $ 989             $ 1,220
===================================================================================================================================


See Notes to Financial Statements

            NEUBERGER BERMAN FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

                                                                    ----------------------------------------------
                                                                                                        MUNICIPAL
NEUBERGER BERMAN INCOME FUNDS                                          MUNICIPAL MONEY                 SECURITIES
(000'S OMITTED)                                                                   FUND                      TRUST
INVESTMENT INCOME
Interest income (Note A)                                                        $3,424                      $ 708
------------------------------------------------------------------------------------------------------------------
EXPENSES:

Investment management fee (Note B)                                                 543                         39
------------------------------------------------------------------------------------------------------------------
Administration fee (Note B):
------------------------------------------------------------------------------------------------------------------
      Investor Class                                                               587                         42
      ------------------------------------------------------------------------------------------------------------
      Trust Class                                                                   --                         --
      ------------------------------------------------------------------------------------------------------------
Shareholder servicing agent fees:
------------------------------------------------------------------------------------------------------------------
      Investor Class                                                                13                         12
      ------------------------------------------------------------------------------------------------------------
      Trust Class                                                                   --                         --
      ------------------------------------------------------------------------------------------------------------
Amortization of deferred organization and initial offering
  expenses (Note A)                                                                 --                         --
------------------------------------------------------------------------------------------------------------------
Auditing fees                                                                       22                         17
------------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                             92                         14
------------------------------------------------------------------------------------------------------------------
Insurance expense                                                                    3                         --
------------------------------------------------------------------------------------------------------------------
Legal fees                                                                          10                         10
------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                        21                          3
------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                 10                          7
------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                         19                         19
------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                       47                          2
==================================================================================================================
Total expenses                                                                   1,367                        165

Expenses reimbursed by administrator and/or reduced by custodian
  fee expense offset arrangement (Note B)                                           (2)                       (63)
  ================================================================================================================
Total net expenses                                                               1,365                        102
==================================================================================================================
Net investment income (loss)                                                     2,059                        606
==================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investment securities sold                              --                        227
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency (Note A)                               --                         --
------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
------------------------------------------------------------------------------------------------------------------
      Investment securities (Note A)                                                --                       (553)
      ------------------------------------------------------------------------------------------------------------
      Foreign currency (Note A)                                                     --                         --
      ============================================================================================================
Net gain (loss) on investments                                                      --                       (326)
==================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $2,059                      $ 280
==================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                                                     CASH RESERVES
                                                                                         ---------------------------------
NEUBERGER BERMAN INCOME FUNDS                                                                 SIX MONTHS
                                                                                                   ENDED             YEAR
                                                                                               APRIL 30,            ENDED
                                                                                                    2002      OCTOBER 31,
(000'S OMITTED)                                                                              (UNAUDITED)             2001
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                                  $    7,567      $    69,732
--------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                               --              128
--------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                                   --               --
==========================================================================================================================
Net increase (decrease) in net assets resulting from operations                                    7,567           69,860
==========================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                                                    (7,567)         (69,732)
--------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                           --               --
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                                      (103)              --
==========================================================================================================================
Total distributions to shareholders                                                               (7,670)         (69,732)
==========================================================================================================================

FROM FUND SHARE TRANSACTIONS:
PROCEEDS FROM SHARES SOLD:
Investor Class                                                                                   457,399        2,198,915
--------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                           --               --
--------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                                     6,852           69,432
--------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                           --               --
--------------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                                                  (831,061)      (2,477,267)
--------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                           --               --
==========================================================================================================================
Net increase (decrease) from Fund share transactions                                            (366,810)        (208,920)
==========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                                           (366,913)        (208,792)

NET ASSETS:
Beginning of period                                                                            1,115,995        1,324,787
==========================================================================================================================
End of period                                                                                 $  749,082      $ 1,115,995
==========================================================================================================================
Accumulated distributions in excess of net investment income (loss) at end of period          $       --      $        --
==========================================================================================================================

NUMBER OF FUND SHARES:
SOLD:
Investor Class                                                                                   457,399        2,198,915
--------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                           --               --
--------------------------------------------------------------------------------------------------------------------------
ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                                     6,852           69,432
--------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                           --               --
--------------------------------------------------------------------------------------------------------------------------
REDEEMED:
Investor Class                                                                                  (831,061)      (2,477,267)
--------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                           --               --
==========================================================================================================================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                   (366,810)        (208,920)
==========================================================================================================================

See Notes to Financial Statements

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)

                                                                              GOVERNMENT MONEY FUND          HIGH YIELD BOND FUND
                                                                       -------------------------------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                                SIX MONTHS                    SIX MONTHS
                                                                                  ENDED          YEAR           ENDED          YEAR
                                                                              APRIL 30,         ENDED       APRIL 30,         ENDED
                                                                                   2002   OCTOBER 31,            2002   OCTOBER 31,
(000'S OMITTED)                                                             (UNAUDITED)          2001     (UNAUDITED)          2001
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                 $    8,441     $  16,391         $   745       $ 1,409
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              28             7            (497)       (2,022)
------------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                  --            --             741         1,048
====================================================================================================================================
Net increase (decrease) in net assets resulting from operations                   8,469        16,398             989           435
====================================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                                   (8,441)      (16,391)           (754)       (1,409)
------------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                          --            --              --            --
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                       (4)           --              --            --
====================================================================================================================================
Total distributions to shareholders                                              (8,445)      (16,391)           (754)       (1,409)
====================================================================================================================================

FROM FUND SHARE TRANSACTIONS:
PROCEEDS FROM SHARES SOLD:
Investor Class                                                                1,104,279       950,090           9,648        14,007
------------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                          --            --              --            --
------------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                    6,974        16,264             589           830
------------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                          --            --              --            --
------------------------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                                 (289,591)     (698,268)         (4,906)       (9,762)
------------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                          --            --              --            --
====================================================================================================================================
Net increase (decrease) from Fund share transactions                            821,662       268,086           5,331         5,075
====================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                           821,686       268,093           5,566         4,101

NET ASSETS:
Beginning of period                                                             571,892       303,799          16,209        12,108
====================================================================================================================================
End of period                                                                $1,393,578     $ 571,892         $21,775       $16,209
====================================================================================================================================
Accumulated distributions in excess of net investment income
  (loss) at end of period                                                    $       --     $      --         $   (93)      $    --
====================================================================================================================================

NUMBER OF FUND SHARES:
SOLD:
Investor Class                                                                1,104,279       950,090           1,394         1,929
------------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                          --            --              --            --
------------------------------------------------------------------------------------------------------------------------------------
ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                    6,974        16,264              85           118
------------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                          --            --              --            --
------------------------------------------------------------------------------------------------------------------------------------
REDEEMED:
Investor Class                                                                 (289,591)     (698,268)           (709)       (1,365)
------------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                          --            --              --            --
====================================================================================================================================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                   821,662       268,086             770           682
====================================================================================================================================


                                                                              LIMITED MATURITY BOND FUND
                                                                       ----------------------------------
NEUBERGER BERMAN INCOME FUNDS                                                 SIX MONTHS
                                                                                   ENDED            YEAR
                                                                               APRIL 30,           ENDED
                                                                                    2002     OCTOBER 31,
(000'S OMITTED)                                                              (UNAUDITED)            2001
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                    $  5,833        $ 12,488
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              510            (480)
---------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments               (5,123)         10,588
=========================================================================================================
Net increase (decrease) in net assets resulting from operations                    1,220          22,596
=========================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                                    (5,126)        (10,636)
---------------------------------------------------------------------------------------------------------
Trust Class                                                                         (950)         (1,852)
---------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                        --              --
=========================================================================================================
Total distributions to shareholders                                               (6,076)        (12,488)
=========================================================================================================

FROM FUND SHARE TRANSACTIONS:
PROCEEDS FROM SHARES SOLD:
Investor Class                                                                    77,244         104,009
---------------------------------------------------------------------------------------------------------
Trust Class                                                                       16,107          19,272
---------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                     4,750           9,447
---------------------------------------------------------------------------------------------------------
Trust Class                                                                          942           1,851
---------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                                   (83,059)        (85,155)
---------------------------------------------------------------------------------------------------------
Trust Class                                                                      (15,369)        (11,395)
=========================================================================================================
Net increase (decrease) from Fund share transactions                                 615          38,029
=========================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                             (4,241)         48,137

NET ASSETS:
Beginning of period                                                              242,942         194,805
=========================================================================================================
End of period                                                                   $238,701        $242,942
=========================================================================================================
Accumulated distributions in excess of net investment income
  (loss) at end of period                                                       $   (919)       $    (47)
=========================================================================================================

NUMBER OF FUND SHARES:
SOLD:
Investor Class                                                                     8,022          10,812
---------------------------------------------------------------------------------------------------------
Trust Class                                                                        1,759           2,109
---------------------------------------------------------------------------------------------------------
ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                       493             986
---------------------------------------------------------------------------------------------------------
Trust Class                                                                          103             202
---------------------------------------------------------------------------------------------------------
REDEEMED:
Investor Class                                                                    (8,629)         (8,876)
---------------------------------------------------------------------------------------------------------
Trust Class                                                                       (1,679)         (1,252)
=========================================================================================================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                         69           3,981
=========================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS CONT'D
------------------------------------------

                                                                                              MUNICIPAL MONEY FUND
                                                                                    -----------------------------------
NEUBERGER BERMAN INCOME FUNDS                                                            SIX MONTHS
                                                                                              ENDED               YEAR
                                                                                          APRIL 30,              ENDED
                                                                                               2002        OCTOBER 31,
(000'S OMITTED)                                                                         (UNAUDITED)               2001
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                               $  2,059           $  9,130
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                          --                 --
-----------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                              --                 --
=======================================================================================================================
Net increase (decrease) in net assets resulting from operations                               2,059              9,130
=======================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                                               (2,059)            (9,130)
-----------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                      --                 --
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                                   --                 --
=======================================================================================================================
Total distributions to shareholders                                                          (2,059)            (9,130)
=======================================================================================================================

FROM FUND SHARE TRANSACTIONS:
PROCEEDS FROM SHARES SOLD:
Investor Class                                                                              227,073            527,014
-----------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                      --                 --
-----------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                                1,739              9,073
-----------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                      --                 --
-----------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                                             (303,507)          (336,370)
-----------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                      --                 --
=======================================================================================================================
Net increase (decrease) from Fund share transactions                                        (74,695)           199,717
=======================================================================================================================

NET INCREASE (DECREASE) IN NET ASSETS                                                       (74,695)           199,717

NET ASSETS:
Beginning of period                                                                         455,217            255,500
=======================================================================================================================
End of period                                                                              $380,522           $455,217
=======================================================================================================================
Accumulated undistributed net investment income (loss) at end of period                    $      1           $      1
=======================================================================================================================

NUMBER OF FUND SHARES:
SOLD:
Investor Class                                                                              227,073            527,014
-----------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                      --                 --
-----------------------------------------------------------------------------------------------------------------------
ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                                1,739              9,073
-----------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                      --                 --
-----------------------------------------------------------------------------------------------------------------------
REDEEMED:
Investor Class                                                                             (303,507)          (336,370)
-----------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                      --                 --
=======================================================================================================================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                               (74,695)           199,717
=======================================================================================================================


See Notes to Financial Statements

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)

                                                                                                 MUNICIPAL SECURITIES TRUST
                                                                                      -----------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                                                 SIX MONTHS
                                                                                                   ENDED                  YEAR
                                                                                               APRIL 30,                 ENDED
                                                                                                    2002           OCTOBER 31,
(000'S OMITTED)                                                                              (UNAUDITED)                  2001
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                                     $   606               $ 1,199
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                              227                   215
-------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                                 (553)                1,469
===============================================================================================================================
Net increase (decrease) in net assets resulting from operations                                      280                 2,883
===============================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                                                      (606)               (1,199)
-------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                           --                    --
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                                        --                    --
===============================================================================================================================
Total distributions to shareholders                                                                 (606)               (1,199)
===============================================================================================================================

FROM FUND SHARE TRANSACTIONS:
PROCEEDS FROM SHARES SOLD:
Investor Class                                                                                     6,804                 8,156
-------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                           --                    --
-------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                                       523                   998
-------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                           --                    --
-------------------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                                                    (7,127)               (6,722)
-------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                           --                    --
===============================================================================================================================
Net increase (decrease) from Fund share transactions                                                 200                 2,432
===============================================================================================================================

NET INCREASE (DECREASE) IN NET ASSETS                                                               (126)                4,116

NET ASSETS:
Beginning of period                                                                               32,801                28,685
===============================================================================================================================
End of period                                                                                    $32,675               $32,801
===============================================================================================================================
Accumulated undistributed net investment income (loss) at end of period                          $    --               $    --
===============================================================================================================================

NUMBER OF FUND SHARES:
SOLD:
Investor Class                                                                                       597                   716
-------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                           --                    --
-------------------------------------------------------------------------------------------------------------------------------
ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                                        46                    88
-------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                           --                    --
-------------------------------------------------------------------------------------------------------------------------------
REDEEMED:
Investor Class                                                                                      (623)                 (591)
-------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                                                           --                    --
===============================================================================================================================
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                         20                   213
===============================================================================================================================

NOTES TO FINANCIAL STATEMENTS INCOME FUNDS
------------------------------------------

           NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

       1 GENERAL: Neuberger Berman Cash Reserves ("Cash Reserves"), Neuberger Berman Government Money Fund ("Government Money"), Neuberger Berman High Yield Bond Fund ("High Yield"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), Neuberger Berman Municipal Money Fund ("Municipal Money"), and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. All of the Funds offer Investor Class shares and one offers Trust Class shares. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

           The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

           Through the close of business on February 9, 2001, each Fund was organized as a "feeder" fund in a "master-feeder" structure. Accordingly, each Fund invested its assets in a corresponding Portfolio of Income Managers Trust sponsored by Neuberger Berman Management Inc. ("Management"), having the same investment objective and policies as the respective Fund. In addition, for Limited Maturity, another regulated investment company sponsored by Management simultaneously invested in its Portfolio.

           After the close of business on February 9, 2001, in a tax-free reorganization, each Fund redeemed its interest, in-kind, in its corresponding Portfolio and re-designated all its outstanding shares as Investor Class shares. Limited Maturity also created Trust Class shares, which were exchanged for assets of a separate series of Neuberger Berman Income Trust, also on a tax-free basis. These transactions resulted in the conversion of the Omaster-feederO structure to a multiple class structure.

           The reorganization, which represented a change in corporate form, had no effect on the net assets or net asset value per share of the Funds. For Limited Maturity, the reorganization is accounted for by combining the net assets and results of operations of the other former feeder contributing to the master portfolio as a new class, which along with the Investor Class, constitutes the Fund.

           The investment objectives, policies and limitations of each Fund immediately after the reorganization were identical to those of its corresponding Portfolio under the prior master-feeder structure (except where shareholders approved a change), and the underlying shareholders' interest in each corresponding Portfolio has not changed as a result of this reorganization.

           It is the policy of Cash Reserves, Government Money, and Municipal Money to maintain a continuous net asset value per share of $1.00; each of these Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance the Funds will be able to maintain a stable net asset value per share.

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)


           The preparation of financial statements in accordance with generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

       2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

       3 FOREIGN CURRENCY TRANSLATION: High Yield and Limited Maturity may invest in foreign securities denominated in foreign currency. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

       4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

       5 FEDERAL INCOME TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

       6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare dividends from net investment income on each business day; such dividends are paid monthly. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($42,133, $1,206,076, $4,142,445, and $2,021,774 expiring in 2006,
           2007, 2008, and 2009, respectively, for High Yield; $5,054,999,
           $4,360,420, $1,678,745, $565,890, $3,809,527, $4,505,370, $8,603,103,
           and $459,628 expiring in 2002, 2003, 2004, 2005, 2006, 2007, 2008, and 2009, respectively, for Limited Maturity; $6,744 expiring in 2008 for Municipal Money; and $92,412 expiring in 2008 for Municipal Securities Trust, determined as of October 31, 2001), it is the policy of each Fund not to distribute such gains. Of the total capital loss carryforwards shown for Limited Maturity, $3,020,240 was acquired in the reorganization (See Note A-1) and may be limited in any given year.

           Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of

NOTES TO FINANCIAL STATEMENTS INCOME FUNDS CONT'D
-------------------------------------------------

           capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statements of Assets and Liabilities.

       7 EXPENSE ALLOCATION: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

       8 FINANCIAL FUTURES CONTRACTS: High Yield, Limited Maturity, and Municipal Securities Trust may each buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

           Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

           For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

           During the six months ended April 30, 2002, High Yield, Limited Maturity, and Municipal Securities Trust did not enter into any financial futures contracts.

       9 FORWARD FOREIGN CURRENCY CONTRACTS: High Yield and Limited Maturity may each enter into forward foreign currency contracts (OcontractsO) in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)


           forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund. Neither Fund has a specific limitation on the percentage of assets which may be committed to these types of contracts, but neither Fund may invest more than 25% of its net assets in foreign securities denominated in or indexed to foreign currencies. The Funds could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

      10 SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom Government Money makes security loans. Government Money will not lend securities on terms which would prevent it from qualifying as a regulated investment company. Government Money entered into a Securities Lending Agreement ("Agreement") with Deutsche Bank AG ("Deutsche") on April 3, 2001. Deutsche, on behalf of Government Money, invests the cash collateral, which is equal to at least 100% of the market value of the loaned securities, in various securities, pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment, if any, is reflected in the Statements of Operations under the caption Interest income.

           During the six months ended April 30, 2002, Government Money did not lend any of its securities.

      11 REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Fund to obtain those securities in the event of a default under the repurchase agreement. A Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Fund under each such repurchase agreement.

      12 ORGANIZATION EXPENSES: Organization expenses incurred by High Yield prior to June 30, 1998 are being amortized on a straight-line basis over a five-year period. At April 30, 2002, the unamortized balance of such expenses amounted to $8,707.

     13 INCOME RECOGNITION: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide became effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and discounts on fixed income securities. Upon adoption, High Yield and Limited Maturity recorded cumulative effect adjustments to reflect the amortization of premiums. The cumulative effect resulted in a decrease to undistributed net investment income (loss) of $83,944 and $629,111 for High Yield and Limited Maturity, respectively, and a corresponding increase to net unrealized appreciation (depreciation)

NOTES TO FINANCIAL STATEMENTS INCOME FUNDS CONT'D
-------------------------------------------------

           in value of investments as of November 1, 2001. The current year impact decreased net investment income by $9,667 and $243,150, decreased unrealized appreciation (depreciation) in value of investments by $83,508 and $345,435, and increased net realized gain
           (loss) on investment securities sold by $93,175 and $588,585, for High Yield and Limited Maturity, respectively, and therefore did not impact total net assets.

      14 OTHER: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated pro rata among its respective classes.

           NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

           Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except High Yield) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. High Yield pays Management a fee for investment management services at the annual rate of 0.38% of the first $500 million of the Fund's average daily net assets, 0.355% of the next $500 million, 0.33% of the next $500 million, 0.305% of the next $500 million, 0.28% of the next $500 million, and 0.26% of average daily net assets in excess of $2.5 billion.

           Prior to June 7, 2001, High Yield paid Management a fee for investment management services at the annual rate of 0.38% of the first $500 million of the Fund's average daily net assets, 0.355% of the next $500 million, 0.33% of the next $500 million, 0.305% of the next $500 million, and 0.28% of average daily net assets in excess of $2 billion.

           Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund's Investor Class pays Management an administration fee at the annual rate of 0.27% of its average daily net assets and the Trust Class of Limited Maturity pays Management an administration fee at the annual rate of 0.50% of its average daily net assets.

           Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

           Management has voluntarily undertaken to reimburse the Investor Class of Government Money for its operating expenses which exceed, in the aggregate, 0.45% per annum of its average daily net assets. This undertaking is subject to termination by Management without notice to the Fund. For the six months ended April 30, 2002, such excess expenses amounted to $361,782.

           Management has contractually undertaken through December 31, 2004 to reimburse the Investor Classes of Cash Reserves, High Yield, Limited Maturity, and Municipal Securities Trust and the Trust Class of Limited Maturity for their operating expenses (including fees payable to Management but excluding

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)


           interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed, in the aggregate, 0.65%, 1.00%, 0.70%, 0.65% and 0.80%, respectively, per annum of their average daily net assets (each an "Expense Limitation"). For the six months ended April 30, 2002, such excess expenses amounted to $67,538, $54,409, $62,421, and $29,395 for the Investor Classes of High Yield, Limited Maturity, Municipal Securities Trust and the Trust Class of Limited Maturity, respectively. For the six months ended April 30, 2002, there was no reimbursement to the Investor Class of Cash Reserves by Management.

           The Investor Classes of Cash Reserves, High Yield, Limited Maturity and Municipal Securities Trust and the Trust Class of Limited Maturity have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended April 30, 2002, there was no reimbursement to Management.

           Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

           Each class of shares also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class.

           Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $1,061, $7,944, $171, $857, $2,451, and $495 for Cash
           Reserves, Government Money, High Yield, Limited Maturity, Municipal Money, and Municipal Securities Trust, respectively.

           NOTE C--SECURITIES TRANSACTIONS:

           During the six months ended April 30, 2002, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and forward foreign currency contracts) as follows:

                                                    PURCHASES                    SALES
           HIGH YIELD                            $ 12,819,000             $  7,197,000
           LIMITED MATURITY                       121,104,000              122,095,000
           MUNICIPAL SECURITIES TRUST               2,281,000                3,344,000

           All securities transactions for Cash Reserves, Government Money, and Municipal Money were short-term.

           During the six months ended April 30, 2002, Limited Maturity paid brokerage commissions on securities transactions of $84, of which Neuberger received $0, and other brokers received $84.

NOTES TO FINANCIAL STATEMENTS INCOME FUNDS CONT'D
-------------------------------------------------

           NOTE D--LINE OF CREDIT:

           At April 30, 2002, High Yield and Limited Maturity were two of the holders of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $200,000,000 at any particular time. High Yield and Limited Maturity had no loans outstanding pursuant to this line of credit at April 30, 2002. During the six months ended April 30, 2002, High Yield and Limited Maturity did not utilize this line of credit.

           NOTE E--UNAUDITED FINANCIAL INFORMATION:

           The financial information included in this interim report is taken from the records of each Fund without audit by independent auditors. Annual reports contain audited financial statements.

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)

FINANCIAL HIGHLIGHTS CASH RESERVES
----------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS+                            SIX MONTHS ENDED
                                                   APRIL 30,                             YEAR ENDED OCTOBER 31,
                                           ------------------       ------------------------------------------------------------
                                                      2002             2001        2000         1999         1998         1997
                                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                $1.0001         $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000      $1.0000
                                                    -------         --------     --------     --------     --------      -------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                          .0084            .0440        .0562        .0453        .0499        .0499
NET GAINS OR LOSSES ON SECURITIES                        --            .0001           --           --           --           --
                                                    -------         --------     --------     --------     --------      -------
TOTAL FROM INVESTMENT OPERATIONS                      .0084            .0441        .0562        .0453        .0499        .0499
                                                    -------         --------     --------     --------     --------      -------
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                           (.0084)          (.0440)      (.0562)      (.0453)      (.0499)      (.0499)
FROM NET CAPITAL GAINS                               (.0001)              --           --           --           --           --
                                                    -------         --------     --------     --------     --------      -------
TOTAL DISTRIBUTIONS                                  (.0085)          (.0440)      (.0562)      (.0453)      (.0499)      (.0499)
                                                    -------         --------     --------     --------     --------      -------
NET ASSET VALUE, END OF PERIOD                      $1.0000         $ 1.0001     $ 1.0000     $ 1.0000     $ 1.0000      $1.0000
                                                    -------         --------     --------     --------     --------      -------
TOTAL RETURN++                                         +.85%**         +4.49%       +5.76%       +4.63%       +5.10%       +5.11%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)             $ 749.1         $1,116.0     $1,324.8     $1,104.2     $1,024.6      $ 664.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#          .63%*            .55%         .60%         .61%         .64%         .63%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS             .63%*            .55%         .60%         .61%         .63%         .63%
RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS                                  1.69%*           4.59%        5.61%        4.55%        5.00%        4.98%


See Notes to Financial Highlights      58

FINANCIAL HIGHLIGHTS GOVERNMENT MONEY FUND
------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS+                            SIX MONTHS ENDED
                                                  APRIL 30,                             YEAR ENDED OCTOBER 31,
                                           ----------------          -----------------------------------------------------------
                                                       2002            2001         2000         1999         1998         1997
                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD               $ 1.0000          $1.0000      $1.0000      $1.0001      $1.0000      $1.0000
                                                   --------          -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                          .0080            .0423        .0509        .0406        .0459        .0468
NET GAINS OR LOSSES ON SECURITIES                        --               --           --           --        .0001           --
                                                   --------          -------      -------      -------      -------      -------
TOTAL FROM INVESTMENT OPERATIONS                      .0080            .0423        .0509        .0406        .0460        .0468
                                                   --------          -------      -------      -------      -------      -------
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                           (.0080)          (.0423)      (.0509)      (.0406)      (.0459)      (.0468)
FROM NET CAPITAL GAINS                                   --               --           --       (.0001)          --           --
                                                   --------          -------      -------      -------      -------      -------
TOTAL DISTRIBUTIONS                                  (.0080)          (.0423)      (.0509)      (.0407)      (.0459)      (.0468)
                                                   --------          -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                     $ 1.0000          $1.0000      $1.0000      $1.0000      $1.0001      $1.0000
                                                   --------          -------      -------      -------      -------      -------
TOTAL RETURN++                                         +.80%**         +4.31%       +5.22%       +4.14%       +4.69%       +4.78%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)            $1,393.6          $ 571.9      $ 303.8      $ 653.4      $ 367.6      $ 308.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#          .49%*            .59%         .67%         .60%         .64%         .64%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS             .49%*@@          .59%         .67%         .60%         .63%         .63%
RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS                                  1.56%*           3.92%        4.99%        4.08%        4.61%        4.65%


See Notes to Financial Highlights      59

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)

FINANCIAL HIGHLIGHTS HIGH YIELD BOND FUND
-----------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS+                                                                                               PERIOD FROM
                                            SIX MONTHS ENDED                                               MARCH 3, 1998^
                                                   APRIL 30,                 YEAR ENDED OCTOBER 31,        TO OCTOBER 31,
                                            ----------------            -----------------------------      --------------
                                                       2002             2001        2000        1999                1998
                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                  $6.86             $7.20       $8.68       $9.34              $10.00
                                                      -----             -----       -----       -----              ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                            .27(Y)            .63         .75         .85                 .51
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                       .09(Y)           (.34)      (1.48)       (.66)               (.66)
                                                      -----             -----       -----       -----              ------
TOTAL FROM INVESTMENT OPERATIONS                        .36               .29        (.73)        .19                (.15)
                                                      -----             -----       -----       -----              ------
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                             (.27)             (.63)       (.75)       (.85)               (.51)
                                                      -----             -----       -----       -----              ------
NET ASSET VALUE, END OF PERIOD                        $6.95             $6.86       $7.20       $8.68              $ 9.34
                                                      -----             -----       -----       -----              ------
TOTAL RETURN++                                        +5.33%**          +4.11%       8.60%      +1.86%               1.69%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)               $21.8             $16.2       $12.1       $23.8               $22.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#         1.00%*            1.01%       1.01%       1.01%               1.00%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS@@          1.00%*            1.00%       1.00%       1.01%               1.00%*
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                               7.78%*(Y)         8.85%       9.66%       9.20%               8.03%*
PORTFOLIO TURNOVER RATE                                  40%               90%         74%         66%                 16%


See Notes to Financial Highlights      60

FINANCIAL HIGHLIGHTS LIMITED MATURITY BOND FUND
-----------------------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

INVESTOR CLASS+                          SIX MONTHS ENDED
                                                APRIL 30,                             YEAR ENDED OCTOBER 31,
                                         ----------------          -----------------------------------------------------------
                                                     2002            2001         2000         1999         1998         1997
                                              (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD               $ 9.78          $  9.31       $ 9.51       $ 9.91       $10.03       $ 9.99
                                                   ------          -------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                          .24(Y)           .58          .61          .59          .60          .63
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                    (.19)(Y)          .47         (.20)        (.40)        (.12)         .04
                                                   ------          -------       ------       ------       ------       ------
TOTAL FROM INVESTMENT OPERATIONS                      .05             1.05          .41          .19          .48          .67
                                                   ------          -------       ------       ------       ------       ------
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                           (.25)            (.58)        (.58)        (.59)        (.60)        (.63)
TAX RETURN OF CAPITAL                                  --               --         (.03)          --           --           --
                                                   ------          -------       ------       ------       ------       ------
TOTAL DISTRIBUTIONS                                  (.25)            (.58)        (.61)        (.59)        (.60)        (.63)
                                                   ------          -------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                     $ 9.58          $  9.78       $ 9.31       $ 9.51       $ 9.91       $10.03
                                                   ------          -------       ------       ------       ------       ------
TOTAL RETURN++                                       +.48%**        +11.62%       +4.47%       +1.98%       +4.92%       +6.97%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)            $199.7           $204.8       $167.9       $227.0       $295.2       $255.4
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#        .70%*            .70%         .70%         .70%         .71%         .70%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS@@         .70%*            .70%         .70%         .70%         .70%         .70%
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                             4.94%*(Y)        6.05%        6.43%        5.98%        6.03%        6.34%
PORTFOLIO TURNOVER RATE                                55%             147%         105%         102%          44%          89%


TRUST CLASS+                            SIX MONTHS ENDED
                                               APRIL 30,                             YEAR ENDED OCTOBER 31,
                                         ----------------           ----------------------------------------------------------
                                                    2002             2001         2000         1999         1998         1997
                                             (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD               $9.32            $8.88        $9.06        $9.45        $9.57        $9.53
                                                   -----            -----        -----        -----        -----        -----
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                         .22(Y)           .55          .57          .56          .57          .60
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                   (.18)(Y)          .44         (.18)        (.39)        (.12)         .04
                                                   -----            -----        -----        -----        -----        -----
TOTAL FROM INVESTMENT OPERATIONS                     .04              .99          .39          .17          .45          .64
                                                   -----            -----        -----        -----        -----        -----
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                          (.23)            (.55)        (.54)        (.55)        (.57)        (.60)
IN EXCESS OF NET INVESTMENT INCOME                    --               --           --         (.01)          --           --
TAX RETURN OF CAPITAL                                 --               --         (.03)          --           --           --
                                                   -----            -----        -----        -----        -----        -----
TOTAL DISTRIBUTIONS                                 (.23)            (.55)        (.57)        (.56)        (.57)        (.60)
                                                   -----            -----        -----        -----        -----        -----
NET ASSET VALUE, END OF PERIOD                     $9.13            $9.32        $8.88        $9.06        $9.45        $9.57
                                                   -----            -----        -----        -----        -----        -----
TOTAL RETURN++                                      +.43%**        +11.41%       +4.50%       +1.86%       +4.79%       +6.88%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)            $39.0            $38.1        $26.9        $41.5        $60.4        $37.4
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#       .80%*            .80%         .80%         .81%         .80%         .80%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS@@        .80%*            .80%         .80%         .80%         .80%         .80%
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                            4.82%*(Y)        5.95%        6.34%        5.87%        5.94%        6.25%
PORTFOLIO TURNOVER RATE                               55%             147%         105%         102%          44%          89%


See Notes to Financial Highlights      61

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)

FINANCIAL HIGHLIGHTS MUNICIPAL MONEY FUND
-----------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS+                            SIX MONTHS ENDED
                                                  APRIL 30,                             YEAR ENDED OCTOBER 31,
                                           ----------------          -----------------------------------------------------------
                                                       2002            2001         2000         1999         1998         1997
                                                (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                 $.9998          $ .9997      $ .9998      $ .9997      $ .9994      $ .9993
                                                     ------          -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                          .0047            .0269        .0336        .0256        .0288        .0296
NET GAINS OR LOSSES ON SECURITIES                        --            .0001##         --        .0001        .0003        .0001
                                                     ------          -------      -------      -------      -------      -------
TOTAL FROM INVESTMENT OPERATIONS                      .0047            .0270        .0336        .0257        .0291        .0297
                                                     ------          -------      -------      -------      -------      -------
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                           (.0047)          (.0269)      (.0336)      (.0256)      (.0288)      (.0296)
FROM NET CAPITAL GAINS                                   --               --       (.0001)          --           --           --
                                                     ------          -------      -------      -------      -------      -------
TOTAL DISTRIBUTIONS                                  (.0047)          (.0269)      (.0337)      (.0256)      (.0288)      (.0296)
                                                     ------          -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                       $.9998          $ .9998      $ .9997      $ .9998      $ .9997      $ .9994
                                                     ------          -------      -------      -------      -------      -------
TOTAL RETURN++                                         +.47%**         +2.72%       +3.41%       +2.59%       +2.92%       +3.00%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)              $380.5          $ 455.2      $ 255.5      $ 293.8      $ 221.5      $ 156.3
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#          .63%*            .61%         .68%         .68%         .72%         .73%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS             .63%*            .60%         .67%         .67%         .71%         .72%
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                                .95%*           2.60%        3.33%        2.58%        2.88%        2.95%


See Notes to Financial Highlights      62

FINANCIAL HIGHLIGHTS MUNICIPAL SECURITIES TRUST
-----------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS+                         SIX MONTHS ENDED
                                                APRIL 30,                             YEAR ENDED OCTOBER 31,
                                           ----------------         ----------------------------------------------------------
                                                     2002             2001         2000         1999         1998         1997
                                              (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD               $11.62           $11.00       $10.78       $11.34       $11.02       $10.78
                                                   ------           ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                          .22              .45          .46          .45          .46          .47
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                    (.12)             .62          .22         (.56)         .32          .24
                                                   ------           ------       ------       ------       ------       ------
TOTAL FROM INVESTMENT OPERATIONS                      .10             1.07          .68         (.11)         .78          .71
                                                   ------           ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME                           (.22)            (.45)        (.46)        (.45)        (.46)        (.47)
                                                   ------           ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                     $11.50           $11.62       $11.00       $10.78       $11.34       $11.02
                                                   ------           ------       ------       ------       ------       ------
TOTAL RETURN++                                       +.88%**         +9.89%       +6.46%        1.03%       +7.22%       +6.71%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)            $ 32.7           $ 32.8       $ 28.7       $ 35.0       $ 40.1       $ 31.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#        .66%*            .66%         .66%         .66%         .66%         .66%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS@@         .65%*            .65%         .65%         .65%         .65%         .65%
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                             3.86%*           3.96%        4.22%        4.03%        4.13%        4.30%
PORTFOLIO TURNOVER RATE                                 8%              26%          37%          17%          24%          22%


See Notes to Financial Highlights      63

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL HIGHLIGHTS INCOME FUNDS
------------------------------------------

+ The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through February 9, 2001 under the prior master-feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund (excluding Cash Reserves and Municipal Money), total return would have been lower if Management had not reimbursed certain expenses.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the year because of the timing of sales and repurchases of Fund shares.

@@ After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                           SIX MONTHS ENDED
                                                   APRIL 30,                       YEAR ENDED AUGUST 31,
                                                        2002        2001       2000         1999        1998       1997
GOVERNMENT MONEY FUND INVESTOR CLASS                     .55%         --         --           --          --         --
HIGH YIELD BOND FUND INVESTOR CLASS                     1.71%       1.78%      2.04%        1.43%       1.65%(1)     --
LIMITED MATURITY BOND FUND INVESTOR CLASS                .76%        .74%       .76%         .72%        .75%       .71%
LIMITED MATURITY BOND FUND TRUST CLASS                   .96%       1.01%      1.26%        1.12%       1.22%      1.24%
MUNICIPAL SECURITIES TRUST INVESTOR CLASS               1.05%       1.07%      1.22%        1.07%       1.11%      1.05%


(1)  Period from March 3, 1998 to October 31, 1998.

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ The per share amounts which are shown for the periods ended October 31, 2001 and thereafter, have been computed based on the average number of shares outstanding during each fiscal period.

(Y) With the adoption of the Guide, net investment income (loss) per share decreased by $.00, $.01 and $.01, net gains or losses on securities increased by $.00, $.01 and $.01, and the ratio of net investment income
     (loss) to average net assets decreased by .10%, .20% and .21% for the Investor Class of High Yield and the Investor and Trust Classes of Limited Maturity, respectively.

DIRECTORY
---------

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR INVESTOR CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

FOR TRUST CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services
800.366.6264

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)

TRUSTEES AND OFFICERS
---------------------

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.


INFORMATION ABOUT THE BOARD OF TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                             POSITION AND                                            FUND COMPLEX
                            LENGTH OF TIME                                           OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)    SERVED (2)          PRINCIPAL OCCUPATION(S) (3)          TRUSTEE          FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John Cannon                   Trustee             Retired. Formerly, Chairman            28         Independent Trustee or
(72)                          since 1994          and Chief Investment Officer of                   Director of three series of
                                                  CDC Capital Management                            Oppenheimer Funds:
                                                  (registered investment adviser)                   Limited Term New York
                                                  (1993-Jan. 1999).                                 Municipal Fund, Rochester
                                                                                                    Fund Municipals, and
                                                                                                    Oppenheimer Convertible
                                                                                                    Securities Fund, 1992 to
                                                                                                    present.
------------------------------------------------------------------------------------------------------------------------------------
Faith Colish                  Trustee             Attorney at Law and President,         28
(66)                          since 2000          Faith Colish, A Professional
                                                  Corporation; 1980 to present.
------------------------------------------------------------------------------------------------------------------------------------
Walter G. Ehlers              Trustee             Consultant. Retired President          28
(69)                          since 2000          and Trustee of Teachers
                                                  Insurance & Annuity (TIAA)
                                                  and College Retirement
                                                  Equities Fund (CREF).
------------------------------------------------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS cont'd
----------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                             POSITION AND                                            FUND COMPLEX
                            LENGTH OF TIME                                           OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)    SERVED (2)          PRINCIPAL OCCUPATION(S) (3)          TRUSTEE          FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey              Trustee               Consultant, C. A. Harvey               28
(64)                        since 2000            Associates, June 2001 to
                                                  present; Member, Individual
                                                  Investors Advisory Committee
                                                  to the New York Stock
                                                  Exchange Board of Directors,
                                                  1998 to present; Secretary,
                                                  Board of Associates to The
                                                  National Rehabilitation
                                                  Hospital's Board of Directors;
                                                  Director of American
                                                  Association of Retired Persons
                                                  (AARP), 1978 to December
                                                  2000; Member, American
                                                  Savings Education Council's
                                                  Policy Board (ASEC), 1998-
                                                  2000; Member, Executive
                                                  Committee, Crime Prevention
                                                  Coalition of America, 1997-
                                                  2000.
------------------------------------------------------------------------------------------------------------------------------------
Barry Hirsch                Trustee               Senior Vice President and              28
(69)                        since 1988            General Counsel of Loews
                                                  Corporation (diversified
                                                  financial corporation).
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh            Trustee               Professor of Finance and               28         Director, Delaware Labs,
(74)                        since 1986            Economics at Stern School of                      1978 to present (cosmetics).
                                                  Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf            Trustee               Retired. Formerly, Vice                28         Director, State Theatre of
(65)                        since 2000            President and Special Counsel                     New Jersey (not-for-profit
                                                  to WHX Corporation (holding                       theater), 2000 to present;
                                                  company); 1993-2001.                              Formerly, Director of Kevlin
                                                                                                    Corporation (manufacturer of
                                                                                                    microwave and other
                                                                                                    products).
------------------------------------------------------------------------------------------------------------------------------------
John P. Rosenthal           Trustee               Senior Vice President of               28         Director, 92nd Street Y
(69)                        since 2000            Burnham Securities Inc. (a                        (non-profit), 1967 to present;
                                                  registered broker-dealer) since                   Formerly, Director, Cancer
                                                  1991.                                             Treatment Holdings, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                             POSITION AND                                            FUND COMPLEX
                            LENGTH OF TIME                                           OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)    SERVED (2)          PRINCIPAL OCCUPATION(S) (3)          TRUSTEE          FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William E. Rulon            Trustee               Retired. Senior Vice President of      28         Director, Pro-Kids Golf
(69)                        since 1986            Foodmaker, Inc. (operator and                     and Learning Academy, 1998
                                                  Franchiser of Restaurants) until                  to present (teach golf and
                                                  January 1997; Secretary of                        computer usage to "at risk"
                                                  Foodmaker, Inc. until July 1996.                  children); Director of
                                                                                                    Prandium, Inc. since
                                                                                                    March 2001 (restaurants).
------------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan           Trustee               General Partner of Oxford              28         Formerly, Director of
(70)                        since 2000            Partners and Oxford                               Capital Cash Management
                                                  Bioscience Partners (venture                      Trust (money market fund)
                                                  capital partnerships) and                         and Prime Cash Fund.
                                                  President of Oxford Venture
                                                  Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip             Trustee               General Partner of Seip                28         Director, H&R Block, Inc.
(52)                        since 2000            Investments LP (a private                         (financial services company),
                                                  investment partnership);                          May 2001 to present; Director,
                                                  President and CEO of Westaff,                     General Magic (voice
                                                  Inc., May 2001 to January 2002                    recognition software),
                                                  (temporary staffing); Senior                      November 2001 to present;
                                                  Executive at the Charles Schwab                   Director, Forward
                                                  Corporation from 1983 to 1999;                    Management, Inc. (asset
                                                  including Chief Executive Officer                 management), 2001-present;
                                                  of Charles Schwab Investment                      Member of the Board of
                                                  Management, Inc. and Trustee                      Directors of E-Finance
                                                  of Schwab Family of Funds and                     Corporation (credit
                                                  Schwab Investments from                           decisioning services), 1999
                                                  1997 to 1998; Executive                           to present; Director,
                                                  Vice President-Retail                             Save-Daily.com (micro
                                                  Brokerage for Charles Schwab                      investing services), 1999
                                                  Investment Management from                        to present; Formerly, Director
                                                  1994 to 1997.                                     of Offroad Capital Inc.
                                                                                                    (pre-public internet commerce
                                                                                                    company).
------------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight         Trustee               Private investor and consultant        28
(54)                        since 1983            specializing in the insurance
                                                  industry; Advisory
                                                  Director of
                                                  Securities Capital
                                                  LLC (a global
                                                  private equity
                                                  investment firm
                                                  dedicated to making
                                                  investments in the
                                                  insurance sector).
------------------------------------------------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS CONT'D
----------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                             POSITION AND                                            FUND COMPLEX
                            LENGTH OF TIME                                           OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)    SERVED (2)          PRINCIPAL OCCUPATION(S) (3)          TRUSTEE          FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp              Trustee               Regional Manager for Atlanta           28
(57)                        since 2000            Region, Ford Motor Credit
                                                  Company since
                                                  August, 1997; prior
                                                  thereto, President,
                                                  Ford Life Insurance
                                                  Company, April 1995
                                                  until August 1997.
------------------------------------------------------------------------------------------------------------------------------------
Michael M. Kassen*          President and         Executive Vice President and           28         Executive Vice President,
(49)                        Trustee               Chief Investment Officer of                       Chief Investment Officer
                            since 2000            Neuberger Berman since 1999;                      and Director of Neuberger
                                                  Executive Vice President and                      Berman Inc. (holding
                                                  Chief Financial Officer of NB                     company) since 1999;
                                                  Management from November                          Chairman since May 2000
                                                  1999 to March 2000; Vice                          and Director of NB
                                                  President of NB Management                        Management since
                                                  from 1990 until 1999;                             January 1996.
                                                  Partner or Principal of Neuberger
                                                  Berman from 1993.
------------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien*          Trustee               Member, Investment Policy              28         Director of Legg Mason,
(73)                        since 2000            Committee, Edward Jones,                          Inc. (financial services
                                                  1993 - 2001; President                            holding company), 1993
                                                  of the Securities Industry                        to present; Director,
                                                  Association ("SIA") (securities                   Boston Financial Group
                                                  industry's representative in                      (real estate and tax shelters)
                                                  government relations and                          1993-1999.
                                                  regulatory matters at the federal
                                                  and state levels) from 1974
                                                  - 1992; Adviser to SIA from
                                                  November 1992 - November 1993.
------------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman*           Chairman of           Executive Vice President               28         Executive Vice President
(42)                        the Board,            of Neuberger Berman since                         and Director of Neuberger
                            Chief Executive       1999; Principal of Neuberger                      Berman Inc. (holding
                            Officer and           Berman from 1997 until 1999;                      company) since 1999;
                            Trustee               Senior Vice President of NB                       President and Director
                            since 1999            Management from 1996 until                        of NB Management
                                                  1999; Director of Institutional                   since 1999.
                                                  Services of NB Management
                                                  from 1988 until 1996.
------------------------------------------------------------------------------------------------------------------------------------

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)



(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which NB Management serves as investment manager.

TRUSTEES AND OFFICERS CONT'D
----------------------------


INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                                     POSITION AND
      NAME, AGE, AND ADDRESS (1)                LENGTH OF TIME SERVED (2)                   PRINCIPAL OCCUPATION(S) (3)
------------------------------------------------------------------------------------------------------------------------------------
    Claudia A. Brandon (45)                  Secretary since 1986                   Vice President of Neuberger Berman since
                                                                                    2002 and Employee since 1999; Vice
                                                                                    President-Mutual Fund Board Relations of
                                                                                    NB Management since 2000; Vice President
                                                                                    of NB Management from 1986 to 1999;
                                                                                    Secretary of two other mutual funds for
                                                                                    which NB Management acts as investment
                                                                                    manager and administrator.

    Robert Conti (45)                        Vice President since 2000              Vice President of Neuberger Berman
                                                                                    since 1999; Senior Vice President of
                                                                                    NB Management since 2000; Controller of
                                                                                    NB Management until 1996; Treasurer of
                                                                                    NB Management from 1996 until 1999;
                                                                                    Vice President of two other mutual
                                                                                    funds for which NB Management acts as
                                                                                    investment manager and administrator
                                                                                    since 2000.

    Stacy Cooper-Shugrue (38)                Assistant Secretary since 1991         Vice President-Mutual Fund Board
                                                                                    Relations of NB Management since
                                                                                    February 25, 2002; Employee of Neuberger
                                                                                    Berman since 1999; Assistant Vice
                                                                                    President of NB Management from 1993
                                                                                    to 1999; Assistant Secretary of two
                                                                                    other mutual funds for which NB
                                                                                    Management acts as investment manager
                                                                                    and administrator.

    Barbara DiGiorgio (43)                   Assistant Treasurer since 1996         Vice President of Neuberger Berman
                                                                                    since 1999; Assistant Vice President of
                                                                                    NB Management from 1993 to 1999;
                                                                                    Assistant Treasurer of two other mutual
                                                                                    funds for which NB Management acts as
                                                                                    investment manager and administrator.

    Brian J. Gaffney (48)                    Vice President since 2000              Managing Director of Neuberger Berman
                                                                                    since 1999; Senior Vice President of
                                                                                    NB Management since 2000; Vice President
                                                                                    of NB Management from 1997 until 1999;
                                                                                    Vice President of two other mutual funds
                                                                                    for which NB Management acts as
                                                                                    investment manager and administrator
                                                                                    since 2000.

    Richard Russell (55)                     Treasurer and Principal Financial      Vice President of Neuberger Berman since
                                             and Accounting Officer since 1993      1999; Vice President of NB Management
                                                                                    from 1993 until 1999; Treasurer and
                                                                                    Principal Financial and Accounting
                                                                                    Officer of two other mutual funds for
                                                                                    which NB Management acts as investment
                                                                                    manager and administrator.

                                     NEUBERGER BERMAN APRIL 30, 2002 (UNAUDITED)


                                                     POSITION AND
      NAME, AGE, AND ADDRESS (1)                LENGTH OF TIME SERVED (2)                   PRINCIPAL OCCUPATION(S) (3)
------------------------------------------------------------------------------------------------------------------------------------
    Frederic B. Soule (55)                   Vice President since 2000              Vice President of Neuberger Berman since 1999;
                                                                                    Vice President of NB Management from 1995
                                                                                    until 1999; Vice President of two other funds
                                                                                    for which NB Management acts as investment
                                                                                    manager and administrator since 2000.

    Celeste Wischerth (41)                   Assistant Treasurer since 1993         Vice President of Neuberger Berman since 1999;
                                                                                    Assistant Vice President of NB Management from
                                                                                    1994 to 1999; Assistant Treasurer of two other
                                                                                    mutual funds for which NB Management acts as
                                                                                    investment manager and administrator.

-------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the by-laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.



                                              [LOGO] NEUBERGER BERMAN

                                              NEUBERGER BERMAN MANAGEMENT INC.
                                              605 Third Avenue 2nd Floor
                                              New York, NY 10158-0180

                                              SHAREHOLDER SERVICES
                                              800.877.9700

                                              INSTITUTIONAL SERVICES
                                              800.366.6264

                                              www.nb.com


                                              [GRAPHIC] B0524 06/02